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SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to 240.14a-12
CHEMTURA CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Chemtura Corporation 199 Benson Road Middlebury, CT 06749 Robert L. Wood Chairman, President, and Chief Executive Officer

Dear Stockholder:

        You are cordially invited to attend the annual meeting of stockholders of Chemtura Corporation to be held at 11:15 a.m. on Thursday, April 27, 2006, at the Sheraton Stamford Hotel, 2701 Summer Street, Stamford, Connecticut.

        This year you are asked to elect four directors, to approve a proposal to amend the Company's Amended and Restated Certificate of Incorporation to eliminate the classified board, to approve the 2006 Chemtura Corporation Long-Term Incentive Plan and to ratify the Board of Directors' selection of an independent auditor for the fiscal year ending December 31, 2006. Information about the business of the meeting and the nominees for election as members of the Board of Directors is set forth in the formal meeting notice and Proxy Statement on the following pages.

        It is important that your shares be represented at the meeting. Whether or not you plan to attend the session in person, we hope that you will vote on the matters to be considered and sign, date and return your proxy in the enclosed envelope as promptly as possible. Alternatively, you may choose to vote by telephone or via the Internet in accordance with the instructions found on your proxy card.

        The Company's fiscal year 2005 Annual Report is being mailed to stockholders herewith, but it is not part of the proxy solicitation material.

Respectfully yours,

Robert L. Wood Chairman, President, and Chief Executive Officer

March 31, 2006

CHEMTURA CORPORATION
199 Benson Road, Middlebury, CT 06749
Notice of 2006 Annual Meeting of Stockholders
Thursday, April 27, 2006
11:15 a.m. Eastern Time
Sheraton Stamford Hotel
2701 Summer Street
Stamford, Connecticut
AGENDA

  1.
  To elect four directors for a term of three years expiring at the 2009 Annual Meeting of Stockholders;

  2.
  To approve a proposal to amend the Company's Amended and Restated Certificate of Incorporation to eliminate the classified board;

  3.
  To approve the 2006 Chemtura Corporation Long-Term Incentive Plan;

  4.
  To ratify the appointment of KPMG LLP as the Company's independent auditor for 2006; and

  5.
  To transact such other business as may properly come before the meeting.

        Stockholders of record at the close of business on February 27, 2006 are entitled to notice of the annual meeting and may vote at the meeting and any adjournment thereof.

        We urge you to date, sign and return the enclosed proxy promptly whether or not you plan to attend the annual meeting. You may also vote by telephone or via the Internet in accordance with the instructions found on your proxy card. If you attend the meeting, you may vote your shares in person, if you wish.

By Order of the Board of Directors,

Barry J. Shainman Secretary

March 31, 2006

TABLE OF CONTENTS

Proxy Statement	1
About the Meeting	1
Election of Four Directors	4
Board of Directors	6
Corporate Governance	11
Principal Holders of Voting Securities	15
Security Ownership of Management	16
Report of the Organization, Compensation and Governance Committee	17
Report of the Audit Committee	23
Performance Graph	25
Officers' and Directors' Compensation	27
Approval of an Amendment to the Amended and Restated Certificate of Incorporation to Declassify the Board	33
Approval of the 2006 Chemtura Corporation Long-Term Incentive Plan	34
Approval of Selection of Independent Auditor	42
Section 16(a) Beneficial Ownership Reporting Compliance	42
Communications with the Board of Directors	43
Mailings to Stockholders	43
Available Information	44
Other Matters	44
Appendix A	A-1
Appendix B	B-1
Appendix C	C-1
Appendix D	D-1

PROXY STATEMENT

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board" or the "Board of Directors") of Chemtura Corporation (the "Company") for use at the annual meeting of the stockholders of the Company (the "Annual Meeting") to be held at 11:15 a.m. on April 27, 2006, at the Sheraton Stamford Hotel, 2701 Summer Street, Stamford, Connecticut, and at any adjournment thereof.

        The Company's annual report for the fiscal year ended December 31, 2005, accompanies this Proxy Statement. The annual report is not proxy soliciting material, nor is it incorporated herein by reference.

        This Proxy Statement and the enclosed form of proxy are first being sent to stockholders on or about March 31, 2006.

ABOUT THE MEETING

Q:	What is the purpose of the Annual Meeting?
A:	At the Annual Meeting, the Company's stockholders will be asked to vote on the matters listed in the accompanying notice of annual meeting, namely:
* the election of Messrs. James W. Crownover, Roger L. Headrick, Leo I. Higdon, Jr. and Jay D. Proops as directors;
* a proposal to amend the Company's Amended and Restated Certificate of Incorporation;
* the approval of the 2006 Chemtura Corporation Long-Term Incentive Plan; and
* the ratification of KPMG LLP as the Company's independent auditor for 2006.

Stockholders will also transact such other business that may properly come before the meeting. The Company's management will be present at the meeting to report on the Company's performance during 2005 and will answer stockholder questions.

Q:	Who is entitled to vote?
A:
Stockholders as of the close of business on the record date, February 27, 2006, are entitled to vote their shares of the Company's common stock. Each outstanding share of common stock is entitled to one vote. At the close of business on the record date, there were 240,135,026 shares of the Company's common stock outstanding. The Company has no other voting securities issued and outstanding.

Q:	How many shares must be present to hold the meeting?
A:
A quorum must be present at the meeting for business to be conducted. A quorum is reached when there are present at the meeting, in person or by proxy, the holders of a majority of the shares of the Company's common stock outstanding on the record date. Abstentions and withhold-authority votes will be included for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of the item voted upon. Broker non-votes will be included for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote, and thus, they will not affect the outcome of any proposal.

Q:	What if a quorum is not present at the meeting?
A:
If a quorum is not present at the time of the meeting, the stockholders who are represented may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given.

Q:	How do I vote?
A:	You may vote in any of three ways:

* You may vote by mail if you complete, sign and date the accompanying proxy card and return it in the prepaid envelope. Your shares will be voted confidentially and in accordance with your instructions;
* You may vote by telephone or via the Internet in accordance with the instructions found on your proxy card; and

* You may vote in person if you are a registered stockholder and attend the meeting and deliver your completed proxy card in person. At the meeting, the Company will also distribute written ballots to registered stockholders who wish to vote in person at the meeting. Beneficial owners of shares held in "street name" who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Q:	How many votes does it take to approve the items to be voted upon?
A:
Directors are elected by a plurality of votes. This means that, assuming a quorum is present at the meeting, director nominees will be elected if the nominees receive the greatest number of affirmative votes cast for the election of directors. The affirmative vote of the holders of eighty (80%) percent of the outstanding shares of the Company is needed to approve the amendment to the Company's Amended and Restated Certificate of Incorporation. The affirmative vote of a majority of the shares having voting power present in person or represented by proxy at the meeting is needed to approve the 2006 Chemtura Corporation Long-Term Incentive Plan and to ratify the selection of KPMG LLP as the Company's independent auditors for 2006.

Q:	Can I revoke my proxy before it is exercised?
A:	Yes, you may revoke your proxy and change your vote at any time before the polls close at the meeting by using any of the following methods:
* by signing another proxy with a later date;
* by voting by telephone or via the Internet after the date and time of your last telephone or Internet vote; or
* if you are a registered stockholder, by giving written notice of such revocation to the Secretary of the Company prior to or at the meeting or by voting in person at the meeting.
Attendance at the meeting will not automatically revoke a previously granted proxy.

Q:	Who will count the votes?
A:	The Company's transfer agent, Mellon Investor Services LLC, will tabulate and certify the votes and act as inspector of election at the meeting.

Q:	How are shares in the Chemtura Employee Savings Plan, Chemtura Employee Stock Purchase Plan and Chemtura Dividend Reinvestment Plan voted?
A:
The shares of Company common stock held by the trustee under the Chemtura Employee Savings Plan and in each employee's account under the Chemtura Employee Stock Purchase Plan and Chemtura Dividend Reinvestment Plan will be voted according to each employee's voting instructions. If no instructions are received, the shares in the Chemtura Employee Savings Plan and Chemtura Employee Stock Purchase Plan will not be voted while an individual's shares in the Chemtura Dividend Reinvestment Plan will be voted in the same manner that such person's shares held of record are voted.

Q:	Who is soliciting my vote and who pays the cost?
A:
The Company has retained Mellon Investor Services LLC to assist in the distribution of proxy materials and the solicitation of votes for a fee of $5,000, excluding out-of-pocket expenses. The Company will pay the entire cost of the solicitation and will reimburse banks, brokerage firms, custodians, nominees and fiduciaries for their reasonable expenses in sending proxy materials to the beneficial owners of the Company stock. Proxies may be solicited personally, by mail, by telephone, by facsimile or by telegraph, by the directors, officers or other employees of the Company, without remuneration other than regular compensation.

Q:	When are the year 2007 stockholder proposals due?
A:
If a stockholder wants a proposal to be included in the Company's proxy statement for the 2007 annual meeting of stockholders, the proposal, in writing and addressed to the Company's Secretary, must be received by the Company no later than December 4, 2006. If a stockholder wishes to recommend nominees to the Board of Directors, or to bring other business before the 2007 annual meeting, the proposal, in writing and addressed to the Company's Secretary, must be received by the Company no later than January 27, 2007, or not later than ten days after notice of the date of the 2007 annual meeting is given to stockholders, whichever date is earlier.

Q:	What other information about the Company is available?
A:
Interested parties may request a copy of the Company's Annual Report on Form 10-K and our quarterly financial news releases by fax or through the mail. This and other important information about the Company is also available on our web site at www.chemtura.com.

ELECTION OF FOUR DIRECTORS

        The Amended and Restated Certificate of Incorporation of the Company currently provides for a board of directors divided into three classes. Directors of one class are elected each year for a term of three years. There are currently eleven directors in office, four of whom are standing for election as Class III directors whose term will expire at the 2009 annual meeting, four of whom are Class II directors whose term will expire at the 2008 annual meeting, and three of whom are Class I directors whose term will expire at the 2007 annual meeting.

        The Board has nominated the four persons named below to serve as Class III directors whose term will expire at the 2009 annual meeting and until their respective successors are elected and have qualified. The nominees are members of the present Board who have served as directors since the respective dates set forth after their names. Messrs. Headrick and Higdon, Jr., as nominees, and Messrs. Fox, Piccolo, Wesson and Wood as incumbent directors have previously been elected by the stockholders. Messrs. Crownover and Proops, as nominees, and Messrs. Andrews, Hale and Nichols previously served as directors of Great Lakes Chemical Corporation and joined the Board of Directors on July 1, 2005, effective with the merger of the Company with Great Lakes Chemical Corporation. If any of the nominees is not available, which is an event not anticipated, the proxies will be voted for the other nominees and for a substitute if any is designated by the Board of Directors.

BOARD OF DIRECTORS

Nominees For Director

Class III (to serve until the annual meeting of stockholders in 2009)

James W. Crownover, 62, retired in 1998 as a director of the global management consulting firm of McKinsey & Company. During his 30-year career with McKinsey, Mr. Crownover served as managing director and head of its southwest practice. Mr. Crownover served as a director of Great Lakes Chemical Corporation from 2002 to 2005, and has been a director of the Company since 2005. He also serves as a director of Unocal Corp., Weingarten Realty Investors and Allied Waste Industries. Mr. Crownover serves as a trustee of Rice University and St. John's School as well as a director of the Houston Grand Opera, the Houston Zoo and the United Way of the Texas Gulf Coast. Mr. Crownover is also a member of the advisory council of the Stanford Graduate School of Business.

Roger L. Headrick, 69, is the Managing General Partner of HMCH Ventures, a private investment company, Wayzata, MN and the President and Chief Executive Officer of ProtaTek International, Inc., a biotechnical animal vaccine company, St. Paul, MN. Mr. Headrick is the former President and Chief Executive Officer of the Minnesota Vikings Football Club, Inc., Eden Prairie, MN. Mr. Headrick has been a director of the Company, or a predecessor company, since 1988. He also serves as a director of Caremark Rx, Inc.

Leo I. Higdon, Jr., 59, is the President of the College of Charleston, Charleston, SC. He is the former President of Babson College, Babson Park, MA, and former Dean of the Darden Graduate School of Business Administration of the University of Virginia, Charlottesville, VA. Mr. Higdon is also a former Vice Chairman and member of the Executive Committee of Salomon Brothers, an investment banking firm, New York, NY. Mr. Higdon has been a director of the Company, or a predecessor company, since 1993. He also serves as a director of Newmont Mining Corporation, Eaton Vance Corp. and HealthSouth Corporation.

Jay D. Proops, 64, is the retired co-founder and former vice chairman of the Vigoro Corporation, a leading North American manufacturer and distributor of fertilizers and related products. During his career with Vigoro, Mr. Proops also served as its president and chief financial officer and as a director. Mr. Proops served as a director of Great Lakes Chemical Corporation from 1996 to 2005, and has been a director of the Company since 2005. He also serves as a director of AMCOL International Corp.; a member of the board of trustees of the Allendale Association; as Chairman of the Board of the Lincoln Park Zoological Society; and as a trustee of the Montana Land Reliance.

Incumbent Directors

Class II (to serve until the annual meeting of stockholders in 2008)

Nigel D. T. Andrews, 58, is a venture partner of Internet Capital Group and was managing director of Internet Capital Group from 2000 to 2001. Mr. Andrews served as executive vice president of GE Capital from 1993 to 2000 and prior to that time as vice president and general manager of GE Plastics-Americas and vice president of corporate business development of GE, reporting to the chairman. Mr. Andrews served as Chairman of the Board of Great Lakes Chemical Corporation from 2000 to 2005 and has been a director of the Company since 2005. He also serves as a director of Old Mutual plc., a trustee of Victory Funds, and as a governor of the London Business School.

Robert A. Fox, 68, is the Managing General Partner of Fox Investments L.P., a private investment management company, Reno, NV, and Chairman of AgriCapital Advisors, an advisory board to AgriCapital Corporation, a New York, NY-based firm providing banking, financing and consulting services to the agriculture industry. He is former President and Chief Executive Officer of Foster Farms, a privately held, integrated poultry company, Livingston, CA. Mr. Fox has been a director of the Company, or a predecessor company, since 1990. He also serves as a director of the American Balanced Fund, Fundamental Investors, the Growth Fund of America, Inc., the Income Fund of America, Inc., the New Perspective Fund and the New World Fund, Inc. He also serves as a trustee of the Euro-Pacific Growth Fund.

Mack G. Nichols, 67, retired in 1998 as president, chief operating officer and director of Mallinckrodt Inc., a diversified chemical and healthcare company. Mr. Nichols served as a director of Great Lakes Chemical Corporation from 1998 to 2005, and has been a director of the Company since 2005. He currently serves as president for Habitat for Humanity of Eagle and Lake counties, CO, and has previously served as chairman of the Metropolitan St. Louis YMCA, as a board member for the St. Louis Art Museum and as a member of the Chancellor's Council for the University of Missouri—St. Louis.

Robert L. Wood, 51, is President and Chief Executive Officer of the Company since January 2004 and Chairman since April 2004. Previously, Mr. Wood served for 27 years with The Dow Chemical Company, Midland, MI, in a variety of executive capacities, most recently as business group President for Thermosets and Dow Automotive. He also serves as a director of Praxair, Inc. and the Jarden Corporation and is past Chairman of the Board of Big Brothers and Big Sisters of America.
Class I (to serve until the annual meeting of stockholders in 2007)

Martin M. Hale, 65, is a former director of Great Lakes Chemical Corporation having served from 1978 to 2005 and in the capacity of Chairman of the Board from 1995 to 2000. From 1983 to 2001, Mr. Hale was executive vice president and partner of Hellman Jordan Management Company, Inc., a registered investment advisor. Mr. Hale has been a director of the Company since 2005. He also serves as a director of Innospec Inc. (formerly know as Octel Corp.) and is a trustee of the Museum of Fine Arts in Boston, MA.

C. A. (Lance) Piccolo, 65, is President and Chief Executive Officer of HealthPic Consultants, Inc., a strategic healthcare consulting firm, Lincolnshire, IL. Prior to the merger of Caremark International Inc. and MedPartners/Mullikin, Inc., he was the Chairman and Chief Executive Officer of Caremark International Inc., a provider of alternate-site health-care services, Northbrook, IL. He is former Executive Vice President of Baxter International Inc., a supplier of health-care products, Deerfield, IL. Mr. Piccolo has been a director of the Company, or a predecessor company, since 1988. He also serves as a director and Vice Chairman of the Board of Caremark Rx, Inc. and as a director of Novamed, Inc.

Bruce F. Wesson, 63, is President of Galen Associates, a healthcare venture firm, New York, NY and a General Partner of Galen Partners, L.P., New York, NY. Prior to January 1991, he was Senior Vice President and Managing Director of Smith Barney, Harris Upham & Co. Incorporated, an investment banking firm, New York, NY. Mr. Wesson has been a director of the Company, or a predecessor company, since 1980. He also serves as Chairman of the Board of QMed, Inc. and as a director of Acura Pharmaceuticals, Inc. and Encore Medical Corp.

        The affirmative vote of the holders of a plurality of the shares that are present in person or represented by proxy at the meeting is required to elect directors.

        The Board of Directors recommends a vote FOR the election as directors of the persons named herein, and proxies will be so voted unless stockholders specify to the contrary in their proxies or specifically withhold authority to vote for any individual nominee.

        The Board of Directors has determined that Messrs. Andrews, Crownover, Fox, Hale, Headrick, Higdon, Jr., Nichols, Piccolo, Proops and Wesson are independent directors and that no independent director of the Board has a material relationship with the Company. The Company has made this determination pursuant to applicable New York Stock Exchange listing standards. The Board has received a certification from each independent director that neither he nor any member of his immediate family, has a relationship with the Company, either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company.

CORPORATE GOVERNANCE

Role of the Board of Directors

        The Board of Directors of the Company is elected by the stockholders with the responsibility to oversee and direct the management of the Company so as to enhance stockholder value. The Board works with management to select and approve a corporate philosophy and mission, and in connection therewith the Board reviews, approves and monitors management's strategic and business plans and the Company's financial objectives, plans and actions. The Board approves the Company's material transactions, significant capital allocations and expenditures and measures the performance of management in relation to the performance of peer companies and the specialty chemical industry as a whole. The Board also periodically reviews the performance of the Chief Executive Officer.

        The Board adopts policies of corporate conduct, including compliance with applicable laws and regulations, auditing and accounting principles and financial controls, and the Company's own governing documents. The Board assesses its own effectiveness in fulfilling these and other Board responsibilities and performs such other functions as are prescribed by law or assigned to the Board in the Company's governing documents.

Role of the Organization, Compensation and Governance Committee

        The Organization, Compensation and Governance Committee makes recommendations to the Board with respect to the organization, size and composition of the Board, including the assignment of directors to committees and committee chairmanships. The Committee identifies suitable candidates for Board membership, reviews their qualifications and proposes a slate of directors for election by the stockholders at each annual meeting.

        The Organization, Compensation and Governance Committee also makes an annual assessment of the performance of the Board, reviews the Board's Corporate Governance Principles, recommends with the advice of an outside compensation consultant the compensation of directors, the Chief Executive Officer and other senior management, and advises the Board with respect to the selection and performance of the Chief Executive Officer. The Committee assists the Board in providing for orderly succession of the top management of the Company.

Board Meetings Held

        The Board of Directors held five regular meetings and four special meetings during 2005. All of the directors attended at least 75% of the aggregate number of meetings of the Board and the committees on which they served in 2005.

Independent Co-Lead Directors

        The Board of Directors appointed Messrs. Roger L. Headrick and C. A. Piccolo as independent co-lead directors in April 2003. Messrs. Headrick and Piccolo preside at the Board's regular executive sessions in which the non-management directors meet without the Chief Executive Officer or management participation.

Board Committees

        The Board has established four committees to assist it in the discharge of its responsibilities. Committee membership is limited to directors who are not employees of the Company.

Committee Membership
Name	Audit	Finance and Pension	Organization, Compensation and Governance	Safety, Health and Environment
Nigel D. T. Andrews		x	x
James W. Crownover			x	x
Robert A. Fox	x			x
Martin M. Hale	x	x
Roger L. Headrick		x	*
Leo I. Higdon, Jr.		*	x
Mack G. Nichols				*
C.A. Lance Piccolo	x		x
Jay D. Proops	x	x
Bruce F. Wesson	*			x
No. of Meetings in 2005	11	4	4	2

*  Chairman of the Committee

        The Audit Committee meets periodically with the Company's management to review the Company's risk assessment and risk management policies and major financial risk exposures and with the independent auditor to review the scope of the annual audit and the policies relating to internal accounting and auditing procedures and controls, provides general oversight with respect to the adequacy and effectiveness of the Company's internal administrative business process and accounting principles employed in the Company's financial reporting, and reviews the Company's quarterly reports on Form 10-Q and annual report on Form 10-K prior to their filing with the Securities and Exchange Commission. The Audit Committee also selects the independent auditor after discussion with the Board, evaluates the auditor's qualifications, independence and performance, has responsibility for approving all audit and non-audit services provided by the independent auditor, considers the possible effect of providing such non-audit services on the auditor's independence, and reviews the range of fees of the auditor for both audit and non-audit services.

The Audit Committee also reviews earnings press releases and financial information and earnings guidance provided to rating agencies, establishes procedures for handling complaints about accounting and auditing matters, and periodically reviews the Company's Code of Business Conduct and Ethics.

        The separately designated standing Audit Committee is established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the "Exchange Act"), and the members of the Audit Committee are listed in the above table.

        The Board of Directors has determined that Mr. Bruce F. Wesson, the Chairman of the Audit Committee, meets the requirements of audit committee financial expert and that Mr. Wesson is independent under applicable NYSE and Securities and Exchange Commission rules.

        The Organization, Compensation and Governance Committee is responsible for the administration of the Company's compensation plans, including approval of the level of compensation for senior executive officers named in the proxy statement and adoption of bonus and deferred compensation plans and arrangements for executive officers. The Committee reviews and approves the corporate goals and objectives relevant to the Chief Executive Officer's compensation and sets his compensation based on this evaluation. The Committee also makes recommendations with respect to the organization, size and composition of the Board, identifies suitable candidates for Board membership and reviews their qualifications, proposes a slate of directors for election by the stockholders at each annual meeting, and assists the Board in providing for orderly succession of the top management of the Company. The Committee makes an annual assessment of the performance of the Board and reviews its Corporate Governance Principles.

        The Finance and Pension Committee has the authority, which it may exercise when the Board is not in session, to approve certain debt financings and reviews and makes recommendations to the Board regarding the issuance or reacquisition of securities, major debt financings, capital expenditures, acquisitions, divestitures and other expenditures, dividend policy, management of pension assets, and risk management policy and strategy.

        The Safety, Health and Environment Committee provides guidance to and oversight of management with respect to safety, health and environmental matters, including the review of the Company's safety, health and environmental performance, policies, standards, procedures, management systems and strategic plans. The Committee also recommends actions and policies that will enable the Company to achieve a high level of safety, health and environmental performance compared with its peers in the chemical industry and to maintain good relations with the Company's neighbors.

Stockholder Recommendations of Director Nominees

        The Organization, Compensation and Governance Committee will consider qualified candidates recommended by stockholders for Board membership in accordance with the procedure set forth in the Company's By-laws. Any stockholder entitled to vote in the election of directors may recommend one or more persons for election as a director at a meeting if written notice of such stockholder's intent to make such recommendation or recommendations has been given, either by personal delivery or by mail, postage prepaid, to the Secretary of the Company not later than 90 days prior to the anniversary date of the immediately preceding annual meeting or the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders, whichever is earlier. Notwithstanding the foregoing sentence, in the event that the number of directors to be elected to the Board is increased and there is no public announcement by the Company naming all of the nominees or specifying the size of the increased Board at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice shall be considered timely, but only with respect to nominees for new positions created by such increase, if delivered to the Secretary not later than the close of business on the tenth day following the date on which such public announcement is first made by the Company. Each such notice shall set forth (i) the name and address of the stockholder who intends to make the recommendation and of the person or persons to be recommended; (ii) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting having a value of at least $1,000 and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or undertakings between the stockholder and each recommended nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (iv) such other information regarding each nominee recommended by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (v) the consent of each recommended nominee to serve as a director of the Company, if so elected. The candidates recommended by stockholders will receive the same consideration that candidates recommended by the Committee will receive.

        The Company's Corporate Governance Principles require that all candidates for Board membership, whether proposed by a stockholder or otherwise, possess the following qualifications: (i) unquestionable personal and professional ethics and integrity; (ii) policy-making experience in business, education, technology or government; (iii) expertise that is useful to the Company and complementary to that of other Board members; (iv) a willingness to serve on the Board for a period of at least several years and to devote the time required to meet the responsibilities and perform the duties of a director, including attendance at all Board and applicable committee meetings; (v) a commitment to represent the best interests of all stockholders and to objectively appraise the performance of the Company and of management; and (vi) involvement only in activities that do not create a conflict with the director's responsibilities to the Company and its stockholders. The Company uses an outside consultant to assist in identifying and evaluating potential nominees to the Board.

PRINCIPAL HOLDERS OF VOTING SECURITIES

        The following persons were known to the Board of Directors to be the beneficial owner of more than 5% of the Company's outstanding common stock as of December 31, 2005:

	Shares Beneficially
Name and Address			Percent of Class
	Owned
FMR Corp.	35,960,537	(1)	15.0%
82 Devonshire Street Boston, MA 02109
Lord, Abbett & Co. LLC	20,322,368	(2)	8.5%
90 Hudson Street Jersey City, NJ 07302
Mellon Financial Corporation	13,022,984	(3)	5.4%
One Mellon Center Pittsburgh, PA 15258
(1)
FMR Corp. has advised the Company that it has sole voting power for 2,773,481 shares and sole dispositive power for 35,960,537 shares. Fidelity Management & Research Company, a wholly owned subsidiary of FMR Corp, is the beneficial owner with respect to 33,743,588 of the shares listed above, as a result of acting as investment advisor to various investment companies.

(2)
Lord, Abbett & Co. LLC has advised the Company that it has sole voting power and sole dispositive power for 20,322,368 shares.

(3)
Mellon Financial Corporation has advised the Company that it has sole voting power and shared voting power for 12,296,116 shares and 177,300 shares, respectively, and sole dispositive power and shared dispositive power for 12,586,617 shares and 177,300 shares, respectively.

SECURITY OWNERSHIP OF
MANAGEMENT

        The directors and the executive officers of the Company have advised the Company that they were directly or indirectly the beneficial owners of outstanding common stock of the Company at the close of business on February 27, 2006, as set forth below, in each case representing less than one percent of such shares outstanding except as otherwise indicated. The table also shows the number of shares credited to the individual's account under the Directors Deferred Compensation Plan ("Deferred Compensation Plan"), Directors Restricted Stock Plan ("Restricted Stock Plan"), the Dividend Reinvestment Plan ("DRIP") and stock options exercisable within 60 days of February 27, 2006 ("Exercisable Options").

	Amount and Nature of Beneficial Ownership(1)
Name	Common Stock		Exercisable Options	Deferred Compensation Plan	DRIP	Restricted Stock Plan
Robert L. Wood	230,225	(2)	600,000
Nigel D. T. Andrews	7,947		31,677			8,357
James W. Crownover	7,558		31,677			8,357
Robert A. Fox	38,562		79,101	30,801	2,122	26,220
Martin M. Hale	790,456	(3)	36,123			8,357
Roger L. Headrick	44,000		79,101	33,145	3,431	27,945
Leo I. Higdon, Jr.	7,154		79,101	25,717	454	14,995
Mack G. Nichols	5,780		36,123			8,357
C. A. (Lance) Piccolo	6,565		87,330	24,652	3,069	26,407
Jay D. Proops	94,708	(4)	36,123			8,357
Bruce F. Wesson	3,235		73,593	42,832		12,268
Karen R. Osar	57,856	(5)	33,334
Myles S. Odaniell	61,267	(6)	71,667
Marcus Meadows-Smith	3,634	(7)	37,667
Lynn A. Schefsky	10,957	(8)	19,668
Directors and Executive Officers as a Group (20 persons)	950,724	(9)	1,617,287	157,147	9,282	149,620
(1)
Except as noted below, the executive officers and directors have both sole voting and sole investment power over the shares reflected in this table.

(2)
Includes 2,236 shares held under the Chemtura Corporation Savings Plan (the "Savings Plan"), and 12,208 shares held under the Chemtura Corporation Supplemental Savings Plan (the "Supplemental Savings Plan"), as to which Mr. Wood has voting but no investment power.

(3)
Includes 424,275 shares held under the C.S. Hale Trust as to which Mr. Hale has shared voting and investment power, and 4,446 shares held under the Hale Family Trust, as to which Mr. Hale has neither voting nor investment power, and as to which he disclaims beneficial ownership.

(4)
Includes 50,244 shares held in a family limited partnership account as to which Mr. Proops has shared voting and investment power.

(5)
Includes 567 shares held under the Savings Plan as to which Ms. Osar has voting but no investment power.

(6)
Includes 1,643 shares held under the Savings Plan and 12,845 shares shares held under the 1998 Long-Term Incentive Plan (the "1998 Plan") as to which Mr. Odaniell has voting but no investment power.

(7)
Includes 1,187 shares held under the Savings Plan and 2,447 shares held under the Supplemental Savings Plan as to which Mr. Meadows-Smith has voting but no investment power.

(8)
Includes 3,245 shares held under the Savings Plan and 3,361 shares held under the Supplemental Savings Plan as to which Mr. Schefsky has voting but no investment power, and 351 shares held by his son.

(9)
Includes 27,522 shares held under the Savings Plan and 22,291 shares held under the Supplemental Savings Plan each as to which they have voting but no investment power; 12,845 shares held under the 1998 Plan as to which they have voting but no investment power; 2,507 shares held under the Chemtura Corporation Employee Stock Purchase Plan, as to which they have voting but no investment power; 428,721 shares held under family trusts, as to which 424,275 shares have shared voting and investment power, and 4,446 shares have no voting or investment power and as to which beneficial ownership is disclaimed; 50,244 shares held under a family limited partnership as to which voting and investment power is shared; 206 shares held under the DRIP as to which they have voting but no investment power; and 351 shares owned by a child. Directors and executive officers as a group are deemed to be the beneficial owner of 1.4% of the outstanding shares of the Company's common stock. No director or officer is deemed to be the beneficial owner of one percent or more of the outstanding shares of the Company's common stock.

REPORT OF THE ORGANIZATION,
COMPENSATION AND GOVERNANCE COMMITTEE

Role of the Organization, Compensation and Governance Committee in Corporate Governance

        The Organization, Compensation and Governance Committee of the Board of Directors (the "Committee") makes recommendations to the Board with respect to the organization, size and composition of the Board, including the assignment of directors to committees and committee chairmanships. The Committee identifies suitable candidates for Board membership, reviews their qualifications and proposes a slate of directors for election by the stockholders at each annual meeting.

        The Committee makes an annual assessment of the performance of the Board and reviews the Board's Corporate Governance Principles, recommends with the advice of an outside compensation consultant the compensation of directors, the Chief Executive Officer and other executive officers, and advises the Board with respect to the selection and performance of the Chief Executive Officer. The Committee, consisting entirely of outside directors, establishes Company performance goals, base salary pay levels and target annual bonus awards, approves annual bonus payments and establishes and approves long-term incentives for the executive officers of the Company. The Committee assists the Board in providing for the orderly succession in the top management of the Company.

Executive Compensation Philosophy

        The compensation program for the Company's executive officers is administered consistent with a pay for performance philosophy designed to link executive compensation with the values, objectives, business strategy, management initiatives and financial performance of the Company. In addition, a significant portion of each executive officer's compensation is realized upon the creation of shareholder value.

        The goals of the Company's executive compensation program are to (i) attract and retain talented executives; (ii) motivate executives to deliver strong business results in line with shareholder expectations; (iii) foster and drive a results oriented culture; and (iv) align executive interests with shareholder interests by encouraging executives to earn and own Company stock.

        The compensation of the Company's executive officers comprises cash (salary and bonus) and equity (stock and stock options) components and is designed to be competitive and highly leveraged based upon corporate financial performance and shareholder return. The compensation program targets are at the median (50th percentile) of the competitive market for base salary, annual variable compensation and longer-term variable compensation. The target levels of annual variable compensation (bonus) are calibrated with challenging but achievable performance goals. The Committee emphatically believes in differentiation in pay based on performance, for all types of compensation, including individual salary levels, annual variable compensation and longer-term variable compensation. The relationship between pay and performance is leveraged, and an executive officer's performance which significantly exceeds expectations will be rewarded with incentive pay well above competitive levels (i.e., at the 75th percentile or above). Similarly, performance that does not meet the Company's plans or its commitments to its investors, employees or its communities, will reduce incentive payments substantially (i.e., between 50 percent of target and zero).

        The Committee believes that stock ownership by management and performance compensation plans based on Company stock aligns the interests of management and other stockholders in the enhancement of shareholder value. To that end, executive officers are encouraged to retain the shares they earn through the compensation programs.

Executive Compensation Practices

        The Committee uses the services of an outside compensation consultant to obtain independent advice and to review the competitiveness of the Company's compensation program. The competitive data is drawn from broad external data and the consultant's database that it considers as an appropriate group of companies against which to compare the Company for compensation purposes. For purposes of shareholder return comparisons elsewhere in this Proxy Statement, the Committee uses an index focused on the Specialty Chemicals industry, based on its belief that an industry index is an appropriate peer group for investment comparisons. The companies chosen for the shareholder return comparisons are not necessarily those represented in the compensation comparator group. The Committee believes that the Company's competitors for executive talent are a broader group of companies and not limited only to the companies in the investment comparison.

Components of Executive Compensation

        Executive compensation is composed of a cash base salary, cash bonus annual incentive pay and long-term pay in the form of equity in Chemtura. The long-term pay is in the form of performance based restricted stock and stock options. A summary of each type of compensation is provided below.

Salary

        Base salaries for each of the executive officers are set relative to the external competitive salary range for their role and reviewed annually based on Chemtura's executive compensation philosophy, changes in the external market for executive talent and demonstrated individual performance. At the January 2005 meeting, the Committee reviewed the base salaries of each of the executive officers in comparison to broad external market data and the size adjusted salaries paid for comparable jobs in the comparator group. Generally, the Committee found that the salaries of executive officers were within the competitive salary range as determined by the external compensation consultant. The Committee approved salary adjustments for the executive officers based on their individual performance and their salaries relative to the external market.

Annual Performance Based Compensation

        Annual performance based compensation in the form of cash bonus compensation is designed to reward eligible executives based on their performance relative to business plan. Each executive has a target level of annual performance based compensation as a percentage of base salary that is set on the basis of competitive external levels. Using the target level as a starting point, actual awards are determined by corporate, business or unit and individual results. For 2005, actual rewards for the named executives were funded by the Committee at 70% of target level. Mr. Wood recommended proposed performance awards for the executive officers other than himself, for the Committee's review and approval. The Committee set an actual performance award for Mr. Wood. Details on how the rewards were determined and the basis for determining funding for this group and individual award levels is provided below.

        In 2005, the Company made bold moves toward building long-term success and stability. On July 1, Crompton Corporation acquired Great Lakes Chemical Corporation and formed Chemtura Corporation. The Company made significant progress in reducing its most costly debt and succeeded in resolving its government related legal issues pertaining to antitrust matters. The Company generated improved business results with pricing discipline and improved earnings and cash flow, despite significantly higher raw material and energy costs. The Company continues to restructure its business portfolio to focus resources on its core businesses. The Company restructured its organization to take advantage of synergies from the combining of the two companies, to eliminate work and to reduce the number of positions in the Company in the interests of effectiveness and efficiency. The Company's management made significant progress in improving performance at the Company in 2005 and positioning the business for future favorable performance.

        In spite of its progress in resolving business and legal issues, the Company did not fully meet financial goals established for 2005 under the 2005 Management Incentive Plan. After consideration, the Committee agreed to fund performance awards based on the dramatic improvement in year-over-year results from 2004 to 2005. On the basis of the overall performance during 2005, the Committee separately established a reduced bonus pool of 90% of the original target bonus pool for non-executive officer participants based on the Company's level of results described above. In combination with the 2005 Management Incentive Plan awards, the Committee awarded 2005 annual variable incentives for the executive officers at a range of 65% to 97% of the target. The Committee recognized Mr. Wood's consistent extraordinary leadership and outstanding progress in building our Company with a bonus of $610,000 based on the foregoing considerations.

Long-Term Compensation: Equity and Stock Ownership

        The Committee believes that long-term incentives should mainly be in the form of equity, which focuses executives on the total performance of the Company in the eyes of the investors and rewards executives when investors are rewarded. Stock options and restricted stock are and will be the Company's primary devices for providing equity ownership opportunities and for focusing executives on long-term financial performance. In 2005, the Committee granted stock options and performance based restricted stock to executive officers. The non-qualified options were granted at the fair market value on the day of grant and vest one-third in each of February 2006, 2007, and 2008 and have a ten year and one month term. The Committee granted a group of executive officers performance based restricted stock in February 2005. This stock is scheduled to vest upon accomplishment and maintenance of prescribed values for Chemtura stock. The performance based restricted stock vests upon achievement and maintenance of designated Chemtura share values that are realized and maintained for a period of time. Shares earned under this program will pay out in 2007 and 2008. Based on target stock values realized and maintained for ten consecutive trading days in 2005, 40% of the restricted stock grant is scheduled to vest in 2007. Depending on the share value in 2006 and 2007 relative to preset targets, additional shares may be scheduled to vest in 2007 or 2008.

        The Committee believes it is important that executives be owners of the Company and maintain significant levels of share ownership in the Company. The Company's guidelines support this principle and the Committee will review them periodically to ensure they are appropriate given prevailing marketplace conditions. The Company has adopted stock ownership goals for its executive officers which range from five times the salary for the Chief Executive Officer to one, two or three times the salary for the remaining executive officers.

        The Committee will regularly review the group of employees who are eligible to receive annual stock options or other equity grants. The Committee believes that participation in these programs is primarily for executives and other Company leaders, but the Committee recognizes that it may be appropriate to grant options and restricted stock on a limited basis to reward performance and leadership to other employees or for purposes of attracting or retaining individual employees.

Tax Deductibility of Executive Compensation

        The Committee's policy on the tax deductibility of compensation is to maximize deductibility to the extent possible without abdicating all of its discretionary power. To this end, the Committee has submitted qualified plans to stockholders, however, the Committee has occasionally taken actions that result in non-deductible compensation and may do so again in the future when it determines that such actions are in the Company's best interests. During 2005, shareholders approved the Chemtura (Crompton) Corporation 2005 Short-Term Incentive Plan, a plan qualified under Section 162(m) of the Internal Revenue Code and designed to maximize the deductibility of performance-based compensation.

Compensation of Chief Executive Officer

        The Committee reviews and approves the corporate goals and objectives relevant to the Chief Executive Officer's compensation and annually evaluates the Chief Executive Officer's performance in light of those goals and objectives. In 2005, the base salary, incentive compensation, stock option and restricted stock awards for the Chief Executive Officer were determined by the Board of Directors based on the recommendations of the Committee using the principles outlined above. Mr. Wood received a base salary of $870,000 during 2005. In addition, Mr. Wood received non-qualified stock options for 300,000 shares and 100,000 shares of performance based restricted stock. The stock options were granted at the market value on the day of grant and vest in equal parts over three years. The performance based restricted stock vests upon achievement and maintenance of designated Chemtura share values that are realized and maintained for a period of time. Shares earned under this program will pay out in 2007 and 2008. Based on target stock values realized and maintained for ten consecutive trading days in 2005, 40% of the restricted stock grant is scheduled to vest in 2007. Depending on the share value in 2006 and 2007 relative to preset targets, additional shares may vest in 2007 or 2008.

Organization, Compensation and Governance Committee

        Decisions on compensation of the Company's executive officers are made by the Organization, Compensation and Governance Committee, a committee of the Board of Directors composed of the persons listed below, all of whom are non-employee directors and are independent, as such term is defined in the New York Stock Exchange listing standards. The Committee has retained an independent executive compensation consultant who has access to independent compensation data to evaluate the Company's executive compensation program.

        A copy of the written charter of the Organization, Compensation and Governance Committee is attached as Appendix A to this Proxy Statement. A copy of the charter is also available on the Company's website at www.chemtura.com.

                      Roger L. Headrick, Chairman
                      Nigel D. T. Andrews
                      James W. Crownover
                      Leo I. Higdon, Jr.
                      C. A. Piccolo

REPORT OF THE AUDIT COMMITTEE

        A copy of the written charter of the Audit Committee, as adopted by the Board of Directors, is attached as Appendix B to this Proxy Statement. The Company's Audit Committee consists of five members of the Board that meet the independence and experience requirements of the New York Stock Exchange, Section 10A(m)(3) of the Exchange Act and the rules and regulations of the Securities and Exchange Commission.

        The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2005, with management. The Audit Committee has also discussed with the Company's independent auditors, KPMG LLP, the matters required to be discussed by SAS 61. In addition, the Audit Committee has received the written disclosure from KPMG LLP required by Independence Standards Board Standard No. 1 and has discussed with KPMG LLP such auditing firm's independence. Based upon these reviews and discussions, the Audit Committee recommended that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing such report with the Securities and Exchange Commission.

        The Audit Committee:

                      Bruce F. Wesson, Chairman
                      Robert A. Fox
                      Martin M. Hale
                      C. A. Piccolo
                      Jay D. Proops

        The following information presents the aggregate fees for professional services billed to the Company by KPMG LLP during fiscal years 2005 and 2004. Certain prior year amounts have been reclassified to conform to current presentation.

Audit Fees

        The aggregate fees for professional services rendered by KPMG LLP for audit services for fiscal years 2005 and 2004 were $            million and $7.7 million, respectively. Audit fees include fees for professional services associated with audits of the Company's annual consolidated financial statements included in its Forms 10-K, reviews of the Company's quarterly consolidated financial statements included in its Forms 10-Q, and for services that are normally provided by KPMG LLP in connection with statutory and regulatory filings, including in 2004, compliance with certain requirements of the Securities and Exchange Commission associated with the Sarbanes-Oxley Act of 2002.

Audit-Related Fees

        The aggregate fees for professional services rendered by KPMG LLP for audit-related services for fiscal years 2005 and 2004 were $2.0 million and $1.0 million, respectively. Audit-related fees consist primarily of fees for audit services related to business acquisitions and divestitures, advice regarding internal controls, consultation regarding the application of Generally Accepted Accounting Principles and new regulatory pronouncements and other attest services.

Tax Fees

        The aggregate fees for professional services rendered by KPMG LLP for tax services for fiscal years 2005 and 2004 were $0.7 million and $1.0 million, respectively. Tax fees primarily include fees associated with tax compliance, state and local tax refunds, tax advisory services related to acquisitions and divestitures and domestic and international tax planning.

All Other Fees

        KPMG LLP did not render professional services other than for services rendered under the categories Audit Fee, Audit-Related Fees and Tax Fees for fiscal years 2005 and 2004.

        The Audit Committee has considered whether the non-audit services provided by KPMG LLP to the Company are compatible with maintaining the independence of KPMG LLP and concluded that the independence of KPMG LLP is not compromised by providing such services.

        The Audit Committee has adopted policies and procedures for pre-approving all audit and non-audit services performed by KPMG LLP. Specifically, the Audit Committee has pre-approved the use of KPMG LLP for detailed, specific types of services, which include the following categories of non-audit services: acquisition and divestiture services; tax services; advice regarding internal controls; and consultation regarding the application of Generally Accepted Accounting Principles and new regulatory pronouncements. In each case, the Audit Committee has set a specific limit on these services. Approval is further required for services in excess of these thresholds or to retain KPMG LLP for any additional services. All audit and non-audit services performed by KPMG LLP during fiscal 2005 were pre-approved by the Audit Committee pursuant to the policies and procedures outlined above.

PERFORMANCE GRAPH

        The following graph compares the cumulative total return on the common stock of the Company for the last five fiscal years with the returns on the Standard & Poor's 500 Stock Index and the Chemicals (Specialty)-500 Index, assuming the investment of $100 in the Company's common stock, the S&P 500 Index and the Chemicals (Specialty)-500 Index on December 31, 2000, and the reinvestment of all dividends.

COMPARISON OF FIVE-YEAR
CUMULATIVE TOTAL RETURN AMONG CHEMTURA CORP.,
S&P 500 AND S&P 500 SPECIALTY CHEMICALS

	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
CHEMTURA CORP.	$100.0	$87.6	$59.2	$73.9	$125.0	$136.5
S&P 500	$100.0	$88.1	$68.7	$88.3	$97.9	$102.7
S&P 500 SPECIALTY CHEMICALS	$100.0	$106.9	$120.3	$143.4	$165.4	$171.9

Note:  Assumes an initial investment of $100 on December 31, 2000. Total return includes reinvestment of dividends.

        The Chemicals (Specialty)-500 Index companies are as follows: Ecolab Inc., Great Lakes Chemical Corporation, International Flavors & Fragrances Inc., Rohm & Haas Company and Sigma-Aldrich Corporation. In 2002, Rohm & Haas Company replaced

Hercules, Inc. in the Index and the graph represents the results of Hercules, Inc. for the one-year period ended December 31, 2001, and the results of Rohm & Haas Company for the four-year period ended December 31, 2005. Information for Great Lakes Chemical Corporation is included through 2004, as Great Lakes merged with the Company in July 2005.

        Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing Report of the Organization, Compensation and Governance Committee, the Report of the Audit Committee and the Performance Graph shall not be deemed incorporated by reference into any such filings.

OFFICERS' AND DIRECTORS' COMPENSATION

        The following tables set forth information concerning compensation paid or to be paid to the Chief Executive Officer of the Company and each of the four most highly compensated executive officers of the Company other than the Chief Executive Officer, for services to the Company in all capacities during 2003, 2004 and 2005, except as noted, and options granted to and exercised by the same individuals during the period indicated.

Summary Compensation Table

					Awards		Payouts
	Annual Compensation				Long-Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Compensation ($)(1)	Restricted Stock Awards ($)(2)	Securities Underlying Options(#)(3)	LTIP Payouts($)	All Other Compensation ($)(4)
Robert L. Wood	2005	847,500	610,000	74,752	4,336,771	300,000	1,138,178	133,918
Chairman of the Board, President and CEO(5)	2004	760,001	728,000	91,694	3,894,000	500,000	0	55,250
Karen R. Osar	2005	401,280	173,200	218,509	664,693	50,000	71,723	51,109
Executive Vice President and Chief Financial Officer(6)	2004	250,000	200,000	9,846	489,700	50,000	0	11,827
Myles S. Odaniell	2005	375,120	160,600	124,974	612,178	45,000	71,723	41,235
Executive Vice President,	2004	335,000	110,000	29,297	454,300	35,000	0	32,725
Performance Chemicals(7)	2003	169,231	50,000	228	0	45,000	0	10,750
Marcus Meadows-Smith	2005	346,007	170,625	10,384	364,363	45,000	0	23,092
Executive Vice President, Crop Protection and Consumer Products(8)
Lynn A. Schefsky	2005	315,075	112,000	28,343	227,889	34,000	0	28,156
Senior Vice President and General Counsel(9)	2004	146,538	75,000	3,909	76,700	25,000	0	4,500

(1)
Amounts reported in this column are itemized below as follows:

Other Compensation

	Year	Mr. Wood	Ms. Osar	Mr. Odaniell	Mr. Meadows-Smith	Mr. Schefsky
Company paid financial	2005	20,187	7,752	7,672		7,699
planning services	2004	3,465
	2003
Supplemental medical and dental	2005				1,381
reimbursement plan	2004
premium	2003
Club memberships(a)	2005	8,520		48,622
	2004	50,593
	2003
Car allowance	2005			25,200
	2004			25,200
	2003
Company car personal use or gas	2005	11,028	5,615	2,344	5,676	9,580
allowance	2004	8,092	6,208	2,584		2,493
	2003			228
Relocation expense exceptions	2005	4,877	119,553
	2004
	2003
Reimbursement of taxes on	2005	30,140	85,589	41,136	3,327	5,614
income imputed to executive	2004	29,544	3,638	1,513		1,461
	2003
Total	2005	74,752	218,509	124,974	10,384	28,343
	2004	91,694	9,846	29,297		3,909
	2003			228

(a)
The club memberships for Mr. Wood and Mr. Odaniell are primarily for business use. A portion of Mr. Wood's charges for 2004 and Mr. Odaniell's charges for 2005 consist of one-time expenses to establish club membership.

(2)
Total restricted stock outstanding for the persons shown in the table as of December 31, 2005, was as follows: Mr. Wood 341,478 shares valued at $4,336,771; Ms. Osar, 52,338 shares valued at $664,693; Mr. Odaniell, 48,203 shares valued at $612,178; Mr. Meadows-Smith, 28,690 shares valued at $364,363; and Mr. Schefsky, 17,944 shares valued at $227,889. All of the shares listed in this footnote (2) are forfeitable.

(3)
Stock options for Messrs. Wood, Odaniell, Meadows-Smith, Schefsky and Ms. Osar were granted on February 23, 2005, one-third of which for each individual will vest each successive year following the grant date.

(4)
Includes the following amounts paid during 2005 under the Company's Employee Stock Ownership program (the "ESOP") and the Chemtura Employee Savings Plan (the "CESP") with that portion of the ESOP and CESP contributions in excess of the Section 401(k) and Section 415 limitations having been paid into the Company's Benefit Equalization Plan.

All Other Compensation

	Year	Mr. Wood	Ms. Osar	Mr. Odaniell	Mr. Meadows-Smith	Mr. Schefsky
Chemtura Employee	2005	5,200	2,500	2,400
Stock Ownership	2004	7,525	3,750	7,000
Program	2003			4,000
Chemtura Employee	2005	9,450	9,450	9,450	9,450	9,450
Savings Plan	2004	8,775	8,077	9,225		4,500
	2003
Benefits Equalization	2005
Plan	2004	38,950		16,500
	2003			6,750
Supplemental Savings	2005	119,268	39,159	29,385	13,642	18,706
Plan	2004
	2003
Total	2005	133,918	51,109	41,235	23,092	28,156
	2004	55,250	11,827	32,725		4,500
	2003			10,750
(5)
Mr. Wood joined the Company as President and Chief Executive Officer on January 12, 2004 and was named Chairman of the Board of Directors on April 27, 2004.

(6)
Ms. Osar joined the Company on May 4, 2004, and was named Executive Vice President and Chief Financial Officer on July 1, 2004.

(7)
Mr. Odaniell joined the Company on June 9, 2003, and was named Executive Vice President, Performance Chemicals on May 6, 2005. He terminated his employment with the Company on February 28, 2006.

(8)
Mr. Meadows-Smith joined the Company in 1980. He assumed the role of Executive Vice President Crop Protection on January 1, 2005 and was named Executive Vice President, Crop Protection and Consumer Products on September 1, 2005.

(9)
Mr. Schefsky joined the Company as Senior Vice President and General Counsel on July 1, 2004.

Option Grants In Last Fiscal Year(1)

	Number of Securities Underlying Options Granted(#)(2)				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
		Percent of Total Options Granted to Employees in Fiscal Year
			Exercise Price ($/Sh)	Expiration Date
Name					5%($)	10%($)
	Individual Grants
Robert L. Wood	300,000	23.45%	$12.92	03/22/2015	$2,437,596	$6,177,346
Karen R. Osar	50,000	3.91%	$12.92	03/22/2015	$406,266	$1,029,558
Myles S. Odaniell	45,000	3.52%	$12.92	03/22/2015	$365,639	$926,602
Marcus Meadows-Smith	45,000	3.52%	$12.92	03/22/2015	$365,639	$926,602
Lynn A. Schefsky	34,000	2.66%	$12.92	03/22/2015	$276,261	$700,099
(1)
An option entitles the holder to purchase one share of the Common Stock of the Company at a purchase price equal to the fair market value of the Company's Common Stock on the date of grant of all of the options shown in the table. All options are subject to expiration prior to the dates shown in the table in case of death or termination of employment. The purchase price for stock on the exercise of options may be paid in cash or in shares of the Company's Common Stock already owned by the option holder, or by a combination thereof. In the event of a change in control of the Company, all of the options shown in the table will immediately become exercisable.

(2)
Non-qualified options: Vest 33 1/3% on 2/23/2006, 33 1/3% on 2/23/2007 and 33 1/3% on 2/23/2008.

Aggregated Option Exercises in Last Fiscal Year
And Fiscal Year-End Option Values

					Value of Unexercised In-the-Money Options at FY-END ($) 12/31/05—Close $12.70
			Number of Securities Underlying Unexercised Options at FY-End(#)
	Shares Acquired on Exercise (#)	Value Realized $
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Robert L. Wood	0	0	250,000	550,000	$1,265,000	$1,265,000
Karen R. Osar	0	0	16,667	83,333	$24,333	$48,666
Myles S. Odaniell	0	0	56,667	68,333	$325,283	$34,066
Marcus Meadows-Smith	0	0	22,667	69,333	$72,571	$40,916
Lynn A. Schefsky	0	0	8,334	50,666	$12,167	$24,332

Compensation Committee Interlocks and Insider Participation

        Messrs. Andrews, Crownover, Higdon, Jr. and Piccolo served as members and Mr. Headrick served as Chairman of the Organization, Compensation and Governance Committee during the last completed fiscal year. No member of the Organization, Compensation and Governance Committee is a current or former officer or employee of the Company or any of its subsidiaries.

Retirement Plans

        The Company provides a retirement plan to most of its United States based employees in the form of a 401(k) plan that includes a three (3%) percent Company contribution, regardless of employee contribution, and a dollar-for-dollar Company matching contribution for the first six (6%) percent of employee contributions. The named executive officers participate in the same program that is made available broadly to United States based Company employees.

        The Company also provides to a limited number of officers, including the named executive officers, deferred compensation and benefits under the Company's Supplemental Savings Plan. The compensation and benefits provided are substantially equivalent to those they would have received under the qualified plans of the Company in which they participate, in the absence of certain limitations on contributions and benefits which are imposed by the Internal Revenue Code of 1986, as amended. The amount of these benefits is set forth in the All Other Compensation table under the heading "Supplemental Savings Plan" on page 29.

Employment and Related Agreements

        Employment Agreement with Robert L. Wood.    Mr. Wood is employed pursuant to an employment agreement which was entered into in January 2004. The agreement provides for Mr. Wood's employment as President and Chief Executive Officer for a term of three years, with automatic annual one-year extensions of the term unless the Company gives notice at least 60 days prior to the anniversary of the date of the agreement that the term will not be extended.

        The agreement calls for a base salary of not less than $780,000 and for Mr. Wood's participation in employee benefit plans and other fringe benefit arrangements. In the event Mr. Wood's employment is terminated by the Company without cause (as defined in the agreement), or terminated by Mr. Wood upon the Company's continued and material breach, which breach is not cured within thirty (30) days of the Company receiving written notice of breach, the Company's obligations shall consist of: (1) the payment over the course of normal pay periods to Mr. Wood of his salary for the lesser of a period of two years following the date of termination, or through the end of the then-current term; (2) the payment to Mr. Wood, over the course of normal pay periods, of his annual incentive bonus, with Mr. Wood being deemed to have met targets for the lesser of a period of two years following the date of termination, or through the end of the then-current term; and (3) continuation at Company cost of the other benefits provided to Mr. Wood under the agreement for the lesser of a period of two years following the date of termination, or through the end of the then-current term.

        Employment Agreements with Karen R. Osar and Lynn A. Schefsky.    The Company has entered into employment agreements with certain other key management employees, including Ms. Osar and Mr. Schefsky. Each agreement is operative upon the occurrence of a change in control (as defined in the agreement) and is intended to encourage the executive to remain in the employ of the Company by providing the executive with greater employment security. Absent a change in control, the agreements do not require the Company to retain the executive or to pay the executive any specified level of compensation or benefits.

        In the event of a change in control, the agreements provide that there will be no change, without the executive's consent, in the salary, bonus opportunity, benefits, duties, and location of employment of the executive for a period of two years after the change in control. If, during such period, the executive's employment is terminated by the Company other than for cause, disability, or death or the executive resigns for good reason (as defined in the agreements), the Company will pay the executive his or her salary to the date of termination, incentive compensation in an amount no less than the bonus paid to the executive for the prior year pro-rated to that date, and a lump sum severance payment equal to two times the sum of the executive's base salary and the highest bonus paid to the executive during the two years preceding the executive's termination and will continue other employee benefits similar to those provided to the executive prior to the executive's termination for a period of two years or until the executive's earlier employment with another employer.

Compensation of Directors

        Members of the Board who are not employees of the Company receive the following annual fees for their services:

        * an annual retainer fee, including meeting fees, of $67,000 (Audit Committee members receive an additional fee of $5,000);

        * each committee chairman receives an additional $8,000, except the Audit Committee chairman who receives an additional $18,000;

        * each co-lead director receives an additional $25,000; and

        * each director receives an annual stock grant of restricted stock units with a value at date of grant of $75,000 to be settled upon each director's termination of service on the Board of Directors.

        Directors are reimbursed for expenses incurred in attending meetings. In addition, the Company provides accidental death and travel insurance coverage for each non-employee director.

        Directors who are employees of the Company receive no additional compensation for services on the Board of Directors.

APPROVAL OF AN AMENDMENT
TO THE AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD

        Article VII of the Company's Amended and Restated Certificate of Incorporation (the "Certificate") currently provides that the Board of Directors of the Company be divided into three classes of approximately equal size, composed of directors each serving terms of office of three years. In January 2006, the Board voted to approve, and to recommend to the stockholders that they approve, a proposal to amend the Certificate to phase out the classification of the Board and to provide instead for the annual election of all directors.

        If the proposal is approved by the stockholders, those directors previously elected for three-year terms of office will complete their three-year terms, and would be eligible for re-election thereafter for one-year terms at each Annual Meeting of Stockholders. Beginning with the Annual Meeting of Stockholders in 2009, the declassification of the Board would be complete and all directors would be subject to annual election to one-year terms.

        The complete text of the proposed amendment, which would amend Sections 1 and 2 of Article VII of the Company's Amended and Restated Certificate of Incorporation is attached hereto as Appendix C to this Proxy Statement.

        Classified boards provide effective protection against unwanted takeovers and proxy contests because they make it difficult for a substantial stockholder to gain control of the board without the cooperation or approval of the incumbent directors. A classified board is an effective tool in the hands of a conscientious board, to provide time and opportunity to exercise its fiduciary obligations to maximize shareholder value in responding to a hostile acquisition proposal.

        It has been suggested that annual elections increase the board's accountability to shareholders and that classified boards limit the ability of stockholders to evaluate and elect each director each year. Moreover, many commentators believe that the election of directors is the primary means for stockholders to influence corporate governance policies and to hold management accountable for implementing those policies.

        The Board considered the arguments in favor and against continuation of the classified Board, listened to the views of stockholders and others concerning this matter and determined that it is in the best interests of the Company and its stockholders to eliminate its classified Board as proposed.

        The Board of Directors recommends a vote FOR approval of this proposal, and unless otherwise directed, proxies will be voted in favor of this selection. The affirmative vote of the holders of eighty (80%) percent of the outstanding shares of the Company is required for such approval.

APPROVAL OF THE
2006 CHEMTURA CORPORATION
LONG-TERM INCENTIVE PLAN

        The Board of Directors has adopted the 2006 Chemtura Corporation Long-Term Incentive Plan (the "Plan"), subject to approval by the stockholders. The purpose of the Plan is to advance the interests of the Company and its stockholders by (i) providing incentives and rewards to those directors, officers, other employees and service providers who are in a position to contribute to the long-term growth and profitability of the Company; (ii) assisting the Company in attracting, retaining and developing highly qualified employees; and (iii) making the Company's compensation program competitive with those of other major employers. As used in this section of the Proxy Statement, the term "Company" includes Chemtura Corporation and its subsidiaries and affiliates except where otherwise required by the context.

        The following is a summary of certain material features of the Plan and is qualified in its entirety by reference to its full text, a copy of which is attached as Appendix D to this proxy statement. Stockholders are urged to read the Plan in its entirety before casting their votes.

        Administration.    The Plan is administered by the Organization, Compensation and Governance Committee of the Board of Directors or such other committee as may be appointed by the Board of Directors for the purpose of administering the Plan (the "Committee"). The Committee shall determine which eligible individuals shall receive awards under the Plan as well as the amount, terms and conditions of awards, including any performance conditions and conditions relating to the awards' exercisability, vesting, and payment or settlement. The Committee shall also establish the rules for administering and interpreting the Plan. The Committee may delegate to one or more senior executives of the Company the authority to grant awards to individuals other than executive officers as well as administrative responsibilities. With respect to awards made to any non-employee director, the Board of Directors shall serve as the Committee.

        Types of Awards.    The Plan permits the granting of incentive stock options ("ISOs") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), stock options not qualifying as ISOs ("nonqualified stock options"), stock, restricted stock, stock appreciation rights ("SARs"), stock units, performance awards, dividend equivalents, and other awards. The Committee, in its discretion, may also make a cash payment to a participant granted stock or restricted stock to satisfy tax obligations arising out of such award. Each award will be evidenced by an award agreement setting forth the terms of the award.

        Shares Subject to the Plan.    The maximum number of shares of common stock of the Company ("Stock") that may be issued or transferred to participants under the Plan is 10,500,000, which also represents the maximum number of shares of Stock with respect to which ISOs may be granted. The combined number of shares granted under the Plan pursuant to awards other than stock options and SARs is limited to 33% of the total maximum number of shares available for award under the Plan. Shares that have been forfeited or lapse under the Plan and shares deliverable pursuant to an award that has terminated in accordance with its terms or has been canceled by the participant or the Company do not count toward the aggregate share limit, but shares of Stock subject to SARs do count toward that limit.

        Eligibility.    Employees of the Company who, in the Committee's opinion, are responsible for or contribute to the management, growth, and profitability of the Company's business are eligible to participate in the Plan. The Company's non-employee directors and other individuals who perform services for the Company are eligible to be granted awards other than ISOs.

        Award Limits.    No participant may be granted in any calendar year awards that relate to more than 25% of the shares reserved for issuance under the Plan, and no more than 300,000 shares pursuant to any performance awards may be granted to one individual in a calendar year unless pursuant to a multi-year award.

        Vesting Limitations.    No award (other than an award granted to a non-employee director) may vest earlier than one year from the date of grant. In general, no restricted stock award may vest earlier than three years from the date of grant unless it replaces a restricted stock grant of the participant's prior employer, in which case the vesting of the award may be subject to such shorter period as the Committee determines in its discretion. If vesting of restricted stock is based on performance criteria, however, the minimum vesting period shall be two years from the date of grant.

        Awards to non-employee directors.    Any awards granted to non-employee directors shall be granted on a non-discretionary basis based on a formula approved by the Committee.

        Adjustments in the Event of Certain Corporate Changes.    In the event of any change in the outstanding shares of Stock by reason of any stock split, stock dividend, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change or in the event of any special distribution to the stockholders, the Committee shall make such equitable adjustments as it deems necessary and appropriate in the number of shares and prices per share applicable to options then outstanding and in the number of shares available thereafter for other awards, both under the Plan as a whole and with respect to individuals and award type. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, awards (including cancellation of awards in exchange for the intrinsic (i.e., in-the-money) value, if any, of the vested portion thereof, substitution of awards using securities or other obligations of a successor or other entity, acceleration of the expiration date for awards, or adjustment to performance goals in respect of awards) in recognition of unusual or nonrecurring events (including events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles.

        Terms and Conditions of Options.    The exercise price of an option or SAR is determined by the Committee when it is granted, but may not be less than the fair market value of the Stock on the date of grant. The exercise price of an ISO granted to a 10% shareholder of the Company may not be less than 110% of the fair market value of the Stock on the date of grant. "Fair market value" is generally the average of the high and low trading prices of a share of the Stock on the New York Stock Exchange on the date as of which the Stock is being valued. The Committee may not grant dividend equivalent rights with respect to options.

        The term of an option may not exceed 10 years and the term of an ISO granted to a 10% shareholder of the Company may not exceed five years. The aggregate market value (determined as of the date of grant) of all shares of Stock with respect to which ISOs are exercisable for the first time by a participant in a given calendar year shall not exceed $100,000.

        An option may be exercised by delivery of written notice to the Company in accordance with the Company's procedures. An option vests and becomes exercisable according to the terms specified in the award agreement (but not less than one year following the grant date). An option will in any event vest and become exercisable as follows: If a participant's employment or service terminates by reason of death, an option may be exercised, to the extent then exercisable, for a period of two years from the date of death or until the expiration of the stated term of such option, whichever period is shorter. If a participant's employment or service terminates by reason of disability, any option held by such participant may thereafter be exercised (to the extent it was exercisable at the time of termination) for a period of two years from the date of such termination of employment or service or until the expiration of the stated term of such option, whichever period is shorter. If the holder of the option dies while any such option remains exercisable, however, any unexercised option so held at death shall continue to be exercisable (to the extent it was exercisable at the time of such holder's death) for a period of 12 months from the date of death or until the expiration of the stated term of such award, whichever period is shorter.

        If a participant's employment or service terminates by reason of retirement, any option held by such participant may be exercised (to the extent it was exercisable at the time of retirement) for a period of five years from the date of such termination of employment or service or until the expiration of the stated term of such option, whichever period is the shorter. If the holder dies within such five-year period, however, any unexercised option held by such holder shall, notwithstanding the expiration of such five-year period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such option, whichever period is the shorter.

        If a participant's employment or service terminates for any reason other than death, disability, retirement, or cause, any option held by such participant or any permitted transferee of such participant may thereafter be exercised by the holder (to the extent it was exercisable at the time of termination) for a period of 90 days from the date of such termination of employment or service or until the expiration of the stated term of such option, whichever period is the shorter. If the holder dies within such 90 day period, however, any unexercised option so held shall continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such option, whichever period is the shorter. If a participant's employment or service is terminated for cause, all rights under any option (whether vested or unvested) held by such participant shall expire immediately upon the giving to the participant of notice of such termination. No option may be exercised more than 10 years after the date of grant.

        Payment of the option exercise price must be made within 10 business days after the option is exercised. The option award agreement shall specify the permissible means of payment, which may include cash, the surrender of shares of Stock held by the participant, the withholding by the Company of shares of Stock that otherwise would be delivered to the participant pursuant to the exercise of the option in an amount equaling in value the exercise price, a combination of either cash and delivery of shares, or cash and withholding of shares, or any other means the Committee may deem appropriate.

        If an ISO is exercised after the expiration of the exercise periods that apply for the purposes of Section 422 of the Code, such option will be treated as a nonqualified option.

        SARs.    A SAR granted under the Plan represents the right of the participant to receive, upon settlement of the SAR, shares of Stock or cash equal to the amount by which the market value on the date of exercise of the SAR of the shares of Stock subject to the SAR exceeds the grant price of the SAR. The Committee may grant freestanding SARs, tandem SARs, or any combination thereof. The grant price of a freestanding SAR will equal the fair market value of the Stock on the date of grant. The grant price of a tandem SAR will equal the exercise price of the related option. A tandem SAR may be exercised for all or some of the shares subject to the related option upon the surrender of the right to exercise the equivalent portion of the related option. A tandem SAR may be exercised only as to the shares for which its related option is then exercisable. The term of a SAR may not exceed 10 years, and the Committee may not grant dividend equivalent rights with respect to SARs.

        Restricted Stock.    The Committee may grant awards of restricted stock. Except as provided in the Plan, such awards may not be sold, transferred, pledged, assigned, or otherwise alienated until the end of a restriction period or upon earlier satisfaction of other conditions governing the award. In general, upon a participant's termination of employment during the period restrictions with respect to restricted stock are in effect, all such restricted stock held by the participant shall be forfeited. The holder of a restricted stock award has all of the rights of a stockholder of the Company, including the right to vote the shares, except that a participant's right to receive any dividends shall be subject to the same vesting period as the restricted stock to which such dividend rights relate, and shall be payable as soon as administratively practicable after the vesting thereof.

        Stock Units.    The Committee may grant awards of stock units. Such awards may be settled in cash or shares of Stock as determined by the Committee and the applicable Plan provisions. Payment with respect to stock units granted to a non-employee director shall be made upon the earliest of the date specified in the award agreement, the director's death, disability, retirement, resignation, or termination of service for reasons other than cause. In the event the director is terminated by the Company for cause, the Committee may determine that stock units held by such director shall be forfeited.

        Performance Awards.    The Committee may grant performance awards under the Plan, which entitle the participant to payment if the performance measures established by the Committee are met. If a participant terminates employment or service during a performance period applicable to a performance award because of death, disability, or retirement, the holder of the award shall be entitled to a payment with respect to each such outstanding performance award at the end of the applicable performance period based, to the extent relevant under the terms of the award, upon the participant's performance for the portion of such performance period ending on the date of termination and the performance of the Company or any applicable business unit for the entire performance period, and prorated for the portion of the performance period during which the participant was employed by, or provided services to, the Company. If a participant ceases employment or service during a performance period for any other reason, then such participant shall not be entitled to any payment with respect to any unvested performance award.

        The Committee may pay earned performance units or performance shares in cash, shares of Stock, or a combination of cash and shares. Shares may be issued subject to any restrictions deemed appropriate by the Committee.

        Section 162(m).    If the Committee determines at the time of an award that is based on performance criteria is granted to a participant that the participant is likely to be a "covered employee" within the meaning of Section 162(m) of the Code, the Committee may make the lapsing of the restrictions and the payment of the award subject to the achievement of one or more objective performance goals. Such performance goals shall be based on one or more of the following criteria, which, where applicable, shall be determined on a consolidated basis, and/or for specified subsidiaries, divisions, or other business units of the Company: earnings per share, revenues, cash flow, cash flow return on investment, return on net assets, return on assets, return on investment, return on invested capital, return on equity, profitability, economic value added ("EVA"), operating margins or profit margins, income or earnings before or after taxes, pretax earnings, pretax earnings before interest, depreciation and amortization, operating earnings, pretax operating earnings, before or after interest expense and before or after incentives, and extraordinary or special items, net income, total stockholder return or stock price, book value per share, expense management, improvements in capital structure, working capital, costs, and any of the above goals as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index or a group of comparator companies. EVA means the amount by which a business unit's earnings exceed the cost of the equity and debt capital used by the business unit during the performance period, as determined by the Committee. Income of a business unit may be before payment of bonuses, capital charges, non-recurring or extraordinary income or expense, and general and administrative expenses for the performance period, if so specified by the Committee. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code.

        Transferability of Awards.    Plan awards generally are not transferable other than by the laws of descent and distribution, and during his or her lifetime, only the participant may exercise an option or a SAR that has been granted to him or her. At the discretion of the Committee, however, awards (other than ISOs) may be transferred or assigned, without consideration, to a participant's spouse, children, stepchildren or grandchildren, or a family trust or family partnership.

        Cancellation and Rescission of Awards.    The Committee shall have the discretion with respect to any award granted under this Plan to establish upon its grant conditions under which the award may be later forfeited, cancelled, rescinded, suspended, withheld or otherwise limited or restricted, or gains realized by the grantee in connection with an award or an award's exercise may be recovered. These conditions may include, without limitation, actions by the participant which constitute a conflict of interest with the Company, violate the Company's code of business conduct, are prejudicial to the Company's interests, or are in violation of any non-compete agreement or obligation, any confidentiality agreement or obligation, the Company's applicable policies or the participant's terms and conditions of employment.

        Amendment and Termination.    The Board of Directors may amend or terminate the Plan at any time. Stockholder approval is required for any amendment increasing the number of shares available for Plan awards, lowering the exercise price of any outstanding option or SAR, or authorizing the grant of new awards in exchange for the surrender of outstanding awards.

        The Committee may make adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events affecting the Company or of changes in applicable laws, regulations or accounting principles, if the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

        Change in Control.    In the event of a change in control, as defined in the Plan, any time periods, conditions or contingencies relating to the exercise or realization of, or lapse of restrictions under, any outstanding award under the Plan shall be automatically accelerated or waived so that if no exercise of the award is required, the award may be realized in full at the time of the occurrence of the change in control, and if exercise of the award is required the award may be exercised at the occurrence of the change in control.

        Effective Date.    The Plan is effective on April 27, 2006, subject to approval of the stockholders of the Company at the 2006 annual meeting of stockholders, and unless the Plan is terminated sooner by the Board of Directors, no further awards may be granted under the Plan on or after April 26, 2016.

Federal Income Tax Consequences of Awards Granted under the Plan

        The following is a general description of the United States federal income tax consequences to participants and the Company relating to SARs, options, restricted stock units and other awards that may be granted under the Plan. The plan is not qualified under Section 401(a) of the Code. This discussion only applies to U.S. citizens and/or residents and does not purport to cover all tax consequences relating to SARs, options, stock units and other awards.

        Stock Appreciation Rights (SARs).    A participant will generally not recognize income, and the Company will not be entitled to a deduction from income, at the time of grant of a SAR. When the SAR is exercised, the participant will recognize ordinary income equal to the difference between the aggregate grant price and the fair market value, as of the date the SAR is exercised, of the Stock. The participant's tax basis in shares acquired upon exercise of a stock-settled SAR will equal the amount recognized by the participant as ordinary income. The Company will generally be entitled to a federal income tax deduction, in the tax year in which the SAR is exercised, equal to the ordinary income recognized by the participant as described above. If the participant holds shares acquired through exercise of a stock-settled SAR for more than one year after the exercise of the SAR, the capital gain or loss realized upon the sale of those shares will be a long-term capital gain or loss. The participant's holding period for shares acquired upon the exercise of a stock-settled SAR will begin on the date of exercise.

        Nonqualified Stock Options.    A participant will generally not recognize income, and the Company will not be entitled to a deduction from income, at the time of grant of a nonqualified stock option. When shares of Stock are delivered to the participant upon exercise of the option, the participant will recognize ordinary income equal to the difference, if any, between the fair market value of the shares at that time and the aggregate exercise price. The participant's tax basis in shares acquired upon exercise will equal the exercise price paid plus the amount recognized by the participant as ordinary income. The Company will generally be entitled to a federal income tax deduction, in the tax year in which the option is exercised, equal to the ordinary income recognized by the participant as described above. If the participant holds shares acquired through exercise of a nonqualified stock option for more than one year after the exercise of the option, the capital gain or loss realized upon the sale of those shares will be a long-term capital gain or loss. The participant's holding period for shares acquired upon the exercise of an option will begin on the date of exercise.

        ISOs.    A participant will generally not recognize income, and the Company will not be entitled to a deduction from income, at the time of grant of an ISO. If the option is exercised during employment, or within three months thereafter (or one year in the case of a permanently and totally disabled employee), the participant will generally not recognize any income and the Company will not be entitled to a deduction. However, the excess of the fair market value of the shares on the date shares of Stock are transferred to the participant over the exercise price generally is included in computing the participant's alternative minimum taxable income.

        Generally, if the participant disposes of shares acquired by exercise of an ISO within either two years after the date of grant or one year after the date of exercise, the participant will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date the shares were transferred to the participant over the option price (limited generally to the gain on the sale). The balance of any gain or loss will be treated as a capital gain or loss to the participant. If shares are disposed of after the two year and one year periods described above expire, the Company will not be entitled to any deduction, and the participant's entire gain or loss will be a long-term capital gain or loss.

        Stock Units.    Stock units generally are subject to tax at the time of payment and the Company generally will have a corresponding deduction when the participant recognizes income.

        Other Awards.    The current federal income tax consequences of other awards authorized under the Plan are generally in accordance with the following:

  •
  restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value of shares over the purchase price (if any) only at the time the restrictions lapse (unless the participant properly elects to accelerate recognition as of the date of grant); and

  •
  performance shares and dividend equivalents generally are subject to tax at the time of payment.

In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income.

        Compliance with Section 409A of the Internal Revenue Code.    The American Jobs Creation Act of 2004 enacted Section 409A of the Code, which is applicable to certain types of awards that may be granted under the Plan. To the extent applicable, it is intended that the Plan and any grants made under the Plan comply with the provisions of Section 409A. The Company intends to administer the Plan and any grants made thereunder in a manner consistent with the requirements of Section 409A, and to adopt such amendments (including retroactive amendments) to the Plan and any grants made thereunder as may be required in order to comply with Section 409A.

APPROVAL OF SELECTION
OF INDEPENDENT AUDITOR

        The Board of Directors has, subject to approval by the stockholders, selected the firm of KPMG LLP to act as auditor for the fiscal year 2006. The Board of Directors recommends a vote FOR approval, and unless otherwise directed, proxies will be voted in favor of this selection. The affirmative vote of the holders of a majority of the shares of the Company represented and entitled to vote at the meeting is required for such approval.

        Representatives of KPMG LLP will be present at the annual meeting, with the opportunity to make a statement if they desire to do so and to respond to appropriate questions raised at the meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's officers and directors, and stockholders who own more than ten percent of a registered class of the

Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and stockholders who own more than ten percent of such of the Company's securities are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during fiscal year 2005, all filings required of its officers, directors and covered stockholders were made in compliance with applicable SEC regulations, with the sole exception of a Form 4 filing by Mr. Wood that was inadvertently filed late pertaining to ownership of Company common stock reported as indirectly instead of directly owned.

COMMUNICATIONS WITH THE BOARD
OF DIRECTORS

        Stockholders, employees and other interested parties may communicate with the Company's Board of Directors, independent co-lead directors or any member of the Board, in the following manner:

        By telephone at any time, confidentially or anonymously, toll free, by calling 1-800-729-1514 from inside the United States or Canada, or outside the area by calling 1-704-501-2359 (collect).

        By writing, confidentially or anonymously, to the Chemtura Corporation Board of Directors, c/o CCI, P.O. Box 461915, Charlotte, NC 28256.

        For further information concerning communication with members of the Company's Board of Directors, please refer to the Company's website at www.chemtura.com.

        It is the Company's policy that directors attend all meetings of the Board of Directors and the Company's annual meeting. All directors attended the 2005 annual meeting of stockholders.

MAILINGS TO STOCKHOLDERS

        The Company has adopted a procedure approved by the Securities and Exchange Commission called "householding." Under this procedure, a single set of annual reports and proxy statements may be sent to a single address if two or more stockholders share that address, unless the Company has received a request from one or more of such stockholders to the contrary. This procedure reduces the Company's mailing and printing expenses.

        Upon request, the Company will promptly send a separate Annual Report for 2005 or this Proxy Statement to any stockholder residing at such a shared address. Requests may be made by calling Investor Relations at (203) 573-2163 or by writing to Investor Relations, Chemtura Corporation, 199 Benson Road, Middlebury, CT 06749 USA. If any registered stockholder residing at a shared address wishes to receive a separate annual report or proxy statement in the future, or if any registered stockholder receiving multiple copies of the Company's annual report and proxy statement desires householding, the stockholder may contact Investor Relations at Chemtura Corporation in the manner described above. Stockholders owning shares through a bank, broker or other nominee should contact the nominee concerning householding procedures.

AVAILABLE INFORMATION

        The Company's internet website address is www.chemtura.com. The Company's Corporate Governance Principles, Code of Business Conduct and charters for its Audit Committee and its Organization, Compensation and Governance Committee are available on the Company's website and will be available, free of charge, to any stockholder who requests them from the Corporate Secretary at Chemtura Corporation, 199 Benson Road, Middlebury, CT 06749 USA.

OTHER MATTERS

        As of the date of this statement, the Board of Directors does not know of any matter other than those referred to in this Proxy Statement as to which action is expected to be taken at the annual meeting of stockholders.

        The shares represented by proxies in the form solicited by the Board of Directors will be voted at the meeting. Where a choice is specified on the proxy with respect to a matter to be voted upon, the shares represented by the proxy will be voted in accordance with the specification so made. If no choice is specified, such shares will be voted (i) for the election as directors of the four nominees for directorships named herein; (ii) in favor of a proposal to amend the Company's Amended and Restated Certificate of Incorporation to declassify the Board; (iii) in favor of approving the 2006 Chemtura Corporation Long-Term Incentive Plan; and (iv) in favor of the selection of KPMG LLP as the Company's independent auditor for fiscal year 2006.

        If any business not referred to in this Proxy Statement shall properly come before the meeting, it is intended that those persons named as proxies will vote the proxies in accordance with their judgment of the best interests of the Company and its stockholders.

By Order of the Board of Directors,

Barry J. Shainman Secretary
Dated: March 31, 2006

Appendix A

Chemtura Corporation

Charter of the Organization, Compensation and Governance Committee of the
Board of Directors

Composition:
The Board of Directors annually elects, by majority vote of the directors then in office, the members, not fewer than three in number, of the Organization, Compensation and Governance Committee. All members of the committee shall be Independent Directors, as that term is defined in the corporation's Corporate Governance Principles.
Functions And Authority:	The functions and authority of the Organization, Compensation and Governance Committee include:
•
annually evaluating the effectiveness of the Board, including receiving comments from all directors regarding the Board's performance, reviewing the definition of independence in the Corporate Governance Principles and ensuring compliance with the corporation's policies on independence, and reporting to the Board with an assessment of the Board's performance, to be discussed with the full Board following the end of each fiscal year;
	•	annually reviewing the Corporate Governance Principles and recommending to the Board, where appropriate, modifications or additions thereto;
•
advising the Board with respect to the organization, size and composition of the Board and Board committees, including the appointment and removal of independent directors as members and chairmen of committees;
	•	identifying and screening candidates who fulfill the criteria set forth in the Corporate Governance Principles for membership on the Board utilizing, where appropriate, outside search firms;
	•	annually reviewing with the CEO the qualifications for Board membership in the context of the current Board membership;
	•	annually recommending to the Board a slate of candidates for election by the shareholders to the Board;
•
obtaining, as appropriate, the services of a consulting firm to assist in the evaluation of director, chief executive or senior executive compensation, with the sole right to approve such firm's fee and other retention terms;

•
obtaining, as appropriate, the services of a search firm, which will work for the Board with the cooperation of management, to identify director candidates, with the sole right to approve such firm's fee and other retention terms;
•	advising the Board with respect to the selection of the CEO and obtaining, as appropriate, the services of a search firm to identify CEO candidates when necessary;
•	annually reviewing succession plans with the CEO and the Board;
•	monitoring the corporation's compliance with the requirements of the Sarbanes-Oxley Act of 2002 regarding 401(k) plans and with all other applicable laws affecting employee compensation and benefits;
•	overseeing the corporation's compliance with the requirement of the New York Stock Exchange rules that shareholders approve equity compensation plans, with permitted exceptions;
•
reviewing and approving corporate goals and objectives relevant to the CEO's compensation, annually evaluating the CEO's performance in light of those goals and objectives, and setting the CEO's compensation level based on this evaluation;
•	approving the level of compensation for senior executive officers named in the corporation's proxy statement;
•	reviewing and approving bonus and deferred compensation plans, incentive arrangements and equity ownership guidelines for executive officers;
•	reviewing, approving and monitoring the Chemtura Corporation long-term incentive plans;
•	receiving periodic reports on the corporation's compensation programs as they affect all employees;
•
reviewing and approving (a) any employment agreements and severance arrangements; and (b) any change-in-control agreements and change-in-control provisions affecting any elements of compensation and benefits;
•	annually reviewing the compensation of the Board and executives of the corporation in conjunction, where appropriate, with outside experts and reporting to the Board on the results of the review;

	•	producing an annual report on executive compensation for inclusion in the corporation's proxy statement, in accordance with applicable rules and regulations;
	•	obtaining, as appropriate, the services of internal or external legal, accounting or other advisors;
•
annually reviewing the structure and operations of the committee (including authority to delegate to subcommittees), committee member qualifications, and the process for appointing and removing committee members;
	•	annually reviewing this charter and recommending to the Board, where appropriate, modifications or additions hereto;
	•	performing an annual evaluation of the performance of the committee in fulfilling the functions set forth in its charter; and
	•	regularly reporting to the Board on the activities of the committee.
Meetings:	The Organization, Compensation and Governance Committee shall meet at least three times each year.

Appendix B

Chemtura Corporation

Charter of The Audit Committee of The Board of Directors

Composition:
The Board of Directors annually elects, by majority vote of the directors then in office and on the recommendation of the Organization, Compensation and Governance Committee, the members, not fewer than three in number, of the Audit Committee. The Board shall designate one member to serve as chairman of the committee. Audit Committee members shall meet the independence and experience requirements of the New York Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 and the rules and regulations of the Securities and Exchange Commission. At least one member of the Audit Committee shall be an "audit committee financial expert" as defined by the Securities and Exchange Commission. A director who holds 20% or more of the corporation's stock (or who is a general partner, controlling shareholder or officer of any such holder) cannot serve as chairman, or be a voting member of, the Audit Committee.
Functions And Authority:
The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the corporation, (2) the independent auditor's qualifications and independence, (3) the performance of the corporation's internal audit function and independent auditors, and (4) the compliance by the corporation with legal and regulatory requirements.
The functions and authority of the Audit Committee include:
•
Meeting periodically with the corporation's independent auditor to review the scope of the annual audit, policies relating to internal accounting and auditing procedures and controls, and the completed annual audit including any significant comments or recommendations of the auditor together with the responses of management
•
Meeting periodically with management to address the corporation's policies with respect to risk assessment and risk management and major financial risk exposures and the steps management has taken to monitor and control such exposures
•
Reviewing with the corporation's general counsel at least annually legal and regulatory matters that may have a material impact on the financial statements, the corporation's compliance policies and any significant reports or inquiries received from regulators or governmental agencies

•
Meeting periodically with the chief financial officer, the internal auditor and the independent auditor in separate executive sessions to discuss any matters they believe should be brought to the attention of the committee (including resolving any disagreements between management and the independent auditor regarding financial reporting)
•
Exercising general oversight with respect to the adequacy and effectiveness of the corporation's internal administrative, business process and accounting controls including reviewing disclosures made to the Audit Committee by the corporation's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the corporation's internal controls
•
Discussing the annual audited financial statements and quarterly financial statements with management and the independent auditor, including the corporation's disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the results of the independent auditor's review of the quarterly financial statements and, if so determined by the committee, recommending to the Board that the audited financial statements be included in the annual report on Form 10-K
•
Discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the corporation's financial statements, including any significant changes in the corporation's selection or application of accounting principles, any major issues as to the adequacy of the corporation's internal controls and any special steps adopted in light of material control deficiencies
•	Reviewing and discussing quarterly reports from the independent auditors on:
(a) All critical accounting policies and practices to be used
(b)
All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor

(c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences
•	Discussing earnings press releases, including the use of pro forma or adjusted GAAP information, and financial information and earnings guidance provided to analysts and rating agencies
•	Discussing with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the corporation's financial statements
•	Setting hiring policies regarding employees or former employees of the independent auditor
•	Obtaining, as appropriate, advice and assistance from outside legal, accounting or other advisors
•	Preparing annually a report to the shareholders, as required by the Securities and Exchange Commission, to be included in the corporation's proxy statement
•
Obtaining and reviewing at least annually, a report by the independent auditor describing the auditor's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditor, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent auditor and the corporation
•
Evaluating together with the Board the performance of the independent auditor and the lead partner of the independent audit team and, if so determined by the Audit Committee, replacing the independent auditor
•
Ensuring the rotation of the audit partners as required by law and considering whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis
•	Meeting, with the independent auditor prior to the audit to discuss the planning and staffing of the audit

•	Reviewing the appointment and replacement of the senior internal auditing executive
•	Reviewing the significant reports to management prepared by the internal auditing department and management's responses
•	Discussing with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit
•
Selecting each year after discussion with the board (subject, if applicable, to shareholder ratification) the corporation's independent auditor, which firm is ultimately accountable to, and reports directly to, the Audit Committee
•
Approving all audit and non-audit services in advance as required by law and approving all fees paid to the auditor for both audit and non-audit services, giving consideration to the possible effect that providing such non-audit services could have on the auditor's independence
•
Receiving periodic reports from the independent auditor regarding the independent auditor's qualifications and independence, discussing such reports with the independent auditor, and if so determined by the Audit Committee, recommending that the Board take appropriate action to satisfy itself of the qualifications and independence of the independent auditor
•	Discussing with the independent auditor those matters required to be communicated to audit committees by Statement of Auditing Standards (SAS) No. 61
•	Obtaining from the independent auditor assurance that Section 10A(b) of the Securities Exchange Act of 1934 has not been implicated
•
Reviewing significant programs maintained by the corporation with respect to compliance with law and exercising oversight of the activities of the Office of Global Ethics and Compliance as well as the Corporate Compliance Committee
•	Establishing procedures for handling complaints about accounting and auditing matters
•	Regularly reporting to the Board concerning the activities of the committee
•	Reviewing at least annually the corporation's Code of Business Conduct and Ethics

	•	Performing an annual evaluation of the performance of the Audit Committee
	•	Reviewing this charter on an annual basis and recommending to the Board appropriate modifications or additions hereto

It is not the duty of the Audit Committee to plan or conduct audits or to determine that the corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Finally, it is not the duty of the Audit Committee to conduct investigations to assure compliance with laws and regulations and the corporation's policies and code of conduct.
Meetings:
The Audit Committee meets four times each year in January, March, July and October and, as necessary, at other times during the year. In addition, in each quarter in which the corporation files or releases quarterly financial statements, the chairman of the Audit Committee will meet by telephone or in person with management and the independent auditor prior to such filing or release to determine whether there have been any significant changes in the corporation's accounting principles and whether there are any items required to be communicated by the independent auditors to the Audit Committee in accordance with SAS No. 61. Based upon the outcome of this meeting, the chairman will determine whether or not to convene a meeting of the Audit Committee prior to the filing or release of the quarterly financial statements.

Appendix C

Proposed Amendment of the
Amended and Restated Certificate of Incorporation
to Provide for the Annual Election of Directors

        The text below is the portion of the Company's Amended and Restated Certificate of Incorporation proposed to be amended by Agenda Item 2. Proposed additions are indicated by underlining and proposed deletions are indicated by strike-outs.

Article VII

        Section 1.    The number of Directors of the Corporation shall be not less than eight or more than 15 persons. The exact number of directors within the minimum and maximum limitations specified in the preceding sentence shall be fixed from time to time by the Board of Directors pursuant to a resolution adopted by a majority of the entire Board of Directors. ~~At the 2000 annual meeting of stockholders, the directors shall be divided into three classes as nearly equal in number as possible, with the term of office of the first class to expire at the 2001 annual meeting of stockholders, the term of office of the second class to expire at the 2002 annual meeting of stockholders and the term of office of the third class to expire at the 2003 annual meeting of stockholders. At each annual meeting of stockholders following such initial classification and election, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election.~~Each director who is serving as a director after the 2006 Annual Meeting of Stockholders shall hold office until the expiration of the term for which he has been elected and until his successor shall be elected and shall qualify. At each Annual Meeting of Stockholders after the 2006 Annual Meeting of Stockholders, each director who does not have a continuing term as provided in the foregoing sentence or each director for whom a continuing term has expired shall be elected for a term expiring at the next annual meeting and until his successor shall be elected and shall qualify.

        Section 2.    Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled by a majority vote of the directors then in office, although less than a quorum, and directors so chosen shall hold office ~~for a term expiring at~~ until the ~~annual meeting~~ expiration of ~~stockholders at which~~ the term of office of the ~~class to which~~ director whom they ~~have been elected expires. If the number of directors is changed any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible~~ replaced and until their successors shall be elected and shall qualify. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

C-1

Appendix D

2006 CHEMTURA CORPORATION LONG-TERM INCENTIVE PLAN
(effective April 27, 2006, subject to stockholder approval)

Section 1: Purpose.

        The purpose of the 2006 Chemtura Corporation Long Term Incentive Plan (hereinafter referred to as the "Plan") is to (a) advance the interests of Chemtura Corporation ("Chemtura"), its Subsidiaries and affiliates (Chemtura and its Subsidiaries and affiliates are collectively referred to as the "Company"), and its stockholders by providing incentives and rewards to those directors, officers, other employees and persons who provide services to the Company who are in a position to contribute to the long term growth and profitability of the Company; (b) assist the Company in attracting, retaining, and developing highly qualified employees for the successful conduct of their business; and (c) make the Company's compensation program competitive with those of other major employers.

Section 2: Definitions.

        2.1:    "Board" means the Board of Directors of Chemtura.

        2.2:    "Cause" means any definition of cause contained in a Participant's employment agreement or separation agreement governing the terms of a Participant's separation from employment with the Company other than upon a change of control, and, if such agreement does not exist or cause is not defined therein, "Cause" shall mean, during the course of employment: (i) theft, fraud, embezzlement or intentional disclosure of confidential and/or proprietary information; (ii) conduct or plans to engage in conduct that would be considered competition or solicitation under Section 8.1 or 8.2, respectively, of the Plan; (iii) willful disregard for or neglect by the Participant of his or her duties or the interests of the Company; (iv) conviction of a felony or any criminal offense; (v) breach of fiduciary duty, duty of loyalty or other breach of trust; (vi) any willful act against the material financial interests of the Company; or (vii) willful destruction of property of the Company. For purposes of the Plan, the Committee reserves the right, in its sole discretion, to make a determination as to whether a Participant's termination was for "Cause" after the actual termination of employment or service based on facts and circumstances discovered subsequent to such termination.

        2.3:    "Change in Control" shall mean a change in control of Chemtura that would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K, as in effect on the effective date of the Plan, pursuant to Section 13 or 15(d) of the Exchange Act; provided that, without limitation, such a "Change in Control" shall be deemed to have occurred if:

        (i)      A third person, including a "group" as such term is used in Section 13(d)(3) of the Exchange Act, other than the trustee of a Company employee benefit plan, becomes the beneficial owner, directly or indirectly, of 50 percent or more of the combined voting power of Chemtura's outstanding voting securities ordinarily having the right to vote for the election of directors of Chemtura;

        (ii)     During any period of 24 consecutive months individuals who, at the beginning of such consecutive 24-month period, constitute the Board of Directors of Chemtura (the "Board" generally and as of the effective date of the Plan the "Incumbent Board") cease for any reason (other than retirement upon reaching Retirement age, Disability, or death) to constitute at least a majority of the Board; provided that any person becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by Chemtura's shareholders, was approved by a vote of at least three-quarters of the directors who at the time of such election or nomination for election comprise the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of Chemtura, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Plan, considered a member of the Incumbent Board;

        (iii)    Chemtura shall cease to be a publicly owned corporation having its outstanding Stock listed on the New York Stock Exchange or quoted in the NASDAQ National Market System.

        Notwithstanding anything in this Plan to the contrary, the Committee may modify the definition of a Change in Control for a particular award as the Committee deems appropriate to comply with section 409A of the Code.

        2.4:    "Code" means the Internal Revenue Code of 1986, as now or hereafter amended.

        2.5:    "Committee" shall mean the Organization, Compensation and Governance Committee of the Board or such other Committee appointed by the Board for the purpose of administering this Plan.

        2.6:    "Disability" means a permanent and total disability as determined under procedures established by the Committee for purposes of the Plan and which, to the extent applicable, shall be the date a Participant becomes "disabled" within the meaning of section 409A of the Code and the regulations issued thereunder.

        2.7:    "Dividend Equivalent" means an amount determined by multiplying the number of shares of Stock or Stock Units subject to a grant by the per-share cash dividend, or the per-share fair market value (as determined by the Committee) of any dividend in consideration other than cash, paid by Chemtura on its Stock on a dividend payment date.

        2.8:    "Eligible Employee" means any employee of the Company who in the opinion of the Committee is responsible for or contributes to the management, growth, and profitability of the business of the Company. No "Eligible Employee" shall be a member of the Committee. Notwithstanding the foregoing, an Eligible Employee shall not include any individual (i) designated by the Company as an independent contractor and not as an employee at the time of any determination, (ii) being paid by or through an employee leasing company or other third party agency, (iii) designated by the Company as a freelance worker and not as an employee at the time of any determination, (iv) classified by the Company as a seasonal, occasional, limited duration, or temporary employee, during the period the individual is so paid or designated, or (v) designated by the Company as a leased employee, during the period the individual is so paid or designated; any such individual shall not be an Eligible Employee even if he or she is later retroactively reclassified as a common-law employee of the Company during all or any part of such period pursuant to applicable law or otherwise.

        2.9:    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        2.10:  "Executive Officer" shall mean an executive officer of the Company, as such term is defined within the meaning of the Exchange Act or for purposes of Section 16 of the Exchange Act.

        2.11:  "Full-Value Award" means any award granted under the Plan other than (i) a Stock Option Award that requires the Participant to pay (in cash, foregone cash compensation, or other consideration, other than the performance of services, designated as acceptable by the Committee) at least the Market Value of the shares of Stock subject thereto as determined on the date of grant of an award or (ii) a SAR that is based solely on the appreciation of the shares of Stock underlying the award from the Market Value of the shares as determined on the date of grant of the award.

        2.12:  "Incentive Stock Option" means any stock option granted pursuant to this Plan which is designated as such by the Committee and which complies with Section 422 of the Code.

        2.13:  "Market Price" is the mean of the high and low prices of Stock as reported in the New York Stock Exchange-Composite Transactions on the date for which a Market Price is to be determined under this Plan (or on the next preceding day such Stock was traded on a stock exchange included in the New York Stock Exchange-Composite Transactions if it was not traded on any such exchange on such date).

        2.14:  "Non-Employee Director" means a member of the Board who is not otherwise employed by the Company.

        2.15:  "Non-Qualified Stock Option" means any stock option granted pursuant to this Plan which is not an Incentive Stock Option.

        2.16:  "Participant" shall mean an individual selected to participate in the Plan pursuant to Section 3.

        2.17:  "Performance Award" shall mean a payment pursuant to Section 11 herein.

        2.18:  "Qualified Member" means a member of the Committee who is a "non-employee director" of Chemtura as defined in Rule 16b-3(b)(3) under the

Exchange Act and an "outside director" within the meaning of Regulation § 1.162-27 under Code Section 162(m).

        2.19:  "Qualified Performance-Based Award" shall have the meaning set forth in Section 13.1.

        2.20:  "Restricted Stock" means Stock subject to restrictions on the transfer of such Stock, conditions for forfeiture of such Stock, or any other limitations or restrictions as determined by the Committee.

        2.21:  "Retirement" means retirement from active employment with the Company upon attainment by the Participant of age 55 or more with at least 5 years of service recognized generally by the Company for eligibility and determination of employee benefits, or attainment of age 65.

        2.22:  "SAR" shall have the meaning set forth in Section 8.

        2.23:  "Stock" shall mean the common stock, $0.10 par value, of Chemtura.

        2.24:  "Stock Unit" shall mean an award of a phantom unit, representing one or more shares of Stock, as described in Section 9.

        2.25:  "Subsidiary" means any business entity in which Chemtura, directly or indirectly, owns 50 percent or more of the total combined voting power of all classes of stock or other equity interest.

Section 3: Participation.

        The Participants in the Plan ("Participants") shall be those Eligible Employees, Non-Employee Directors, or individuals who perform services for the Company, who are selected to participate in the Plan by the Committee. Any Eligible Employee, Non-Employee Director or individual who performs services for the Company, or each member of any group of Eligible Employees or Non-Employee Directors or such individuals, to whom the Committee by resolution has granted an award shall be deemed a Participant with respect to such award.

Section 4: Administration.

        4.1:    Committee.    The Plan shall be administered and interpreted by the Committee, which shall have sole authority to make rules and regulations for the administration of the Plan. At any time that a member of the Committee is not a Qualified Member, (i) any action of the Committee relating to an award intended by the Committee to qualify as "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder may be taken by a subcommittee, designated by the Committee or the Board, composed solely of two or more Qualified Members, and (ii) any action relating to an award granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company may be taken either by the Board, a subcommittee of the Committee consisting of two or more Qualified Members or by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action, provided that, upon such abstention or recusal, the Committee remains composed of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of the Plan. Other provisions of the Plan notwithstanding, the Board may perform any function of the Committee under the Plan, and that authority specifically reserved to the Board under the terms of the Plan, Chemtura's Articles of Incorporation, By-Laws, or applicable law shall be exercised by the Board and not by the Committee. The Board shall serve as the Committee in respect of any awards made to any Non-Employee Director.

        The interpretations and decisions of the Committee with regard to the Plan shall be final and conclusive and binding upon all Participants. The Committee may request advice or assistance or employ such persons (including without limitation, legal counsel and accountants) as it deems necessary for the proper administration of the Plan. The Committee shall: (i) adopt, amend, suspend, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan; (ii) correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any award, rules and regulations, award agreement, or other instrument hereunder; (iii) make determinations relating to eligibility for and entitlements in respect of awards, and to make all factual findings related thereto; and (iv) take any other action desirable or necessary to interpret, construe or implement properly the provisions of the Plan.

        4.2:    Delegation by Committee.    Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, or as provided in Section 13.2, the Committee may delegate, on such terms and conditions as it determines in its sole and absolute discretion, to one or more senior executives of the Company (i) the authority to make grants of awards to Eligible Employees (other than Executive Officers) or individuals who perform services for the Company and (ii) other administrative responsibilities. Any such allocation or delegation may be revoked by the Committee at any time.

        4.3:    Limitation of Liability.    Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Company, the Company's independent certified public accountants, or any executive compensation consultant, legal counsel, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on behalf of the Committee or members thereof shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

Section 5: Awards.

        5.1:    Types of Awards.    The Committee shall have the discretion to determine the type of awards to be granted under the Plan. Such awards may be in a form payable in either Stock or cash, including, but not limited to, Stock Option Awards, Stock, Restricted Stock, bonus Stock, SARs, Stock Units, Performance Awards and dividend equivalents. The Committee is authorized to grant awards as a bonus, or to grant awards in lieu of obligations of the Company to pay cash or grant other awards under other plans or compensatory arrangements, to the extent permitted by such other plans or arrangements. All awards shall be made pursuant to award agreements between the Participant and the Company or such other plans as the Committee may adopt from time to time. The agreements or plans shall be in such form as the Committee approves from time to time.

        5.2:    Terms and Conditions of Awards.    The Committee shall determine the size of each award to be granted (including, where applicable, the number of shares of Stock to which an award will relate), and all other terms and conditions of each such award (including, but not limited to, any exercise price, grant price, or purchase price, any restrictions or conditions relating to transferability, forfeiture, exercisability, or settlement of an award, and any schedule or performance conditions for the lapse of such restrictions or conditions, and accelerations or modifications thereof, based in each case on such considerations as the Committee shall determine). The Committee may determine whether, to what extent, and under what circumstances an award may be settled, or the exercise price of an award may be paid, in cash, shares of Stock, other awards, or other consideration, or an award may be canceled, forfeited, or surrendered. The right of a Participant to exercise or receive a grant or settlement of any award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and measures of performance as it may deem appropriate in establishing performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any award subject to performance conditions, except as limited under Section 13.1 in the case of a Qualified Performance-Based Award intended to qualify under Code Section 162(m). Notwithstanding the foregoing, (i) the period during which an award may remain outstanding shall not exceed ten (10) years from the date the award is granted, (ii) no Full-Value Award issued under the Plan (other than Full-Value Awards that are either performance-based or granted to Non-Employee Directors) shall fully vest within one (1) year from the date of grant of such Full-Value Award, and (iii) any awards granted to Non-Employee Directors shall be granted to all Non-Employee Directors on a non-discretionary basis based on a formula approved by the Committee.

        5.3:    Maximum Amount Available.    The total number of shares of Stock that may be delivered to Participants or their beneficiaries pursuant to all awards granted under this Plan shall not exceed 10,500,000 shares. Solely for the purpose of computing the foregoing maximum shares of Stock limitation under this Plan, there shall not be counted: (i) any shares which have been forfeited or lapse under the Plan and (ii) any shares deliverable pursuant to an award which, prior to such computation, has terminated in accordance with its terms or has been cancelled by the Participant or the Company. In addition, for the purpose of computing the foregoing maximum shares of Stock limitation under this Plan, to the extent SAR awards are granted, the total number of shares of Stock subject to the SAR upon grant shall be counted.

        5.4:    Award Specific Limitations.    The total number of shares of Stock available for delivery under the Plan pursuant to awards of Incentive Stock Options shall not exceed the total number of shares defined above in Section 5.3 The combined number of shares of Stock granted under this Plan pursuant to Full-Value Awards shall not exceed 33% of the maximum number of shares of Stock available for award under the Plan as provided in Sections 5.3 and 5.6.

        5.5:    Per Participant Limitation on Stock-Based Awards.    In any calendar year, no Participant may be granted awards that relate to more than 25% of the shares of Stock reserved. In addition, no more than 300,000 shares of Stock pursuant to any Performance Awards shall be granted to one individual in a calendar year unless pursuant to a multi-year award. This Section 5.5 shall apply only with respect to awards that are denominated by a specified number of shares of Stock, even if the award may be settled in cash or a form other than Stock. If the number of shares of Stock ultimately payable in respect of an award is a function of future achievement of performance targets, then for purposes of this limitation, the number of shares of Stock to which such award relates shall equal the number of shares of Stock that would be payable assuming maximum performance was achieved.

        5.6:    Adjustment in the Event of Recapitalization, etc.    In the event of any change in the outstanding shares of Chemtura by reason of any stock split, stock dividend, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change or in the event of any special distribution to the stockholders, the Committee shall make such equitable adjustments in the number of shares and prices per share applicable to options then outstanding and in the number of shares which are available thereafter for other awards, both under the Plan as a whole and with respect to individuals and award type, as the Committee determines are necessary and appropriate. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, awards (including cancellation of awards in exchange for the intrinsic (i.e., in-the-money) value, if any, of the vested portion thereof, substitution of awards using securities or other obligations of a successor or other entity, acceleration of the expiration date for awards, or adjustment to performance goals in respect of awards) in recognition of unusual or nonrecurring events (including events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, if any such event will result in the acquisition of all or substantially all of the Company's outstanding Stock, then if the document governing such acquisition (e.g., merger agreement) specifies the treatment of outstanding awards, such treatment shall govern without the need for any action by the Committee. Any such adjustment shall be conclusive and binding for all purposes of the Plan.

        5.7:    Stand-Alone, Additional, Tandem, and Substitute Awards.    Subject to Section 6.3, awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other award or any award granted under another plan of the Company or any business entity to be acquired by the Company, or any other right of a Participant to receive payment from the Company, and in granting a new award, the Committee may determine that the value of any surrendered award or award may be applied to reduce the exercise price of any Stock Option Award or SAR or purchase price of any other award.

Section 6: Stock Options.

        6.1:    Award Types.    The Company may award options to purchase Stock (hereinafter referred to as "Stock Option Awards") to such Participants as the Committee authorizes and under such terms as the Committee establishes. The Committee shall determine with respect to each Stock Option Award, and designate in the grant, whether a Participant is to receive an Incentive Stock Option or a Non-Qualified Stock Option, or combination thereof. Notwithstanding the foregoing, Incentive Stock Options may be granted only to Eligible Employees.

        6.2:    Exercise Price.    The exercise price of each share of Stock subject to a Stock Option Award shall be specified in the grant, but in no event shall the exercise price be less than the Market Value of the Stock on the date the award is granted. If the Participant to whom an Incentive Stock Option is granted owns, at the time of the grant, more than ten percent (10%) of the combined voting power of the Participant's employer or a parent or subsidiary of the employer, the exercise price of each share of Stock subject to such grant shall be not less than one hundred ten percent (110%) of the price described in the preceding sentence.

        6.3:    Repricing.    The exercise price of any Stock Option Award granted pursuant to this Plan shall not be changed following the date of its grant, other than such equitable changes as may arise in connection with the adjustments permitted under Section 5.6 and no Stock Option Award may be cancelled and replaced with a new Stock Option Award with a lower exercise price where the economic effect would be the same as reducing the exercise price of the cancelled option.

        6.4:    Duration of Stock Option Awards.    A Stock Option Award by its terms shall be of no more than ten (10) years' duration, except that an Incentive Stock Option granted to a Participant who, at the time of the grant, owns Stock representing more than ten percent (10%) of the combined voting power of the Participant's employer or a parent or subsidiary of the employer shall by its terms be of no more than five (5) years' duration.

        6.5    Exercisability.    Stock Option Awards shall be exercisable at such time as the Committee shall determine and specify in the grant (but not less than one year following the date of grant of such award) provided, however, that, Stock Option Awards shall also be exercisable as follows:

        (a)     if a Participant's employment or service terminates by reason of death, any Stock Option Award held by such Participant or any permitted transferee of such Participant may thereafter be exercised, to the extent then exercisable, for a period of two years from the date of such death or until the expiration of the stated term of such Stock Option Award, whichever period is the shorter;

        (b)     if a Participant's employment or service terminates by reason of Disability, any Stock Option Award held by such Participant or any permitted transferee of such Participant may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of two years from the date of such termination of employment or service or until the expiration of the stated term of such Stock Option Award, whichever period is the shorter; provided, however, that, if the holder of the Stock Option Award dies while any such Stock Option Award remains exercisable, any unexercised Stock Option Award so held at death shall continue to be exercisable to the extent to which it was exercisable at the time of such holder's death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option Award, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option Award will thereafter be treated as a Non-Qualified Stock Option;

        (c)     If a Participant's employment or service terminates by reason of Retirement, any Stock Option Award held by such Participant or any permitted transferee of such Participant may thereafter be exercised by the holder, to the extent it was exercisable at the time of Retirement, for a period of five years from the date of such termination of employment or service or until the expiration of the stated term of such Stock Option Award, whichever period is the shorter; provided, however, that if the holder dies within such five-year period, any unexercised Stock Option Award held by such holder shall, notwithstanding the expiration of such five-year period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option Award, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive

Stock Option is exercised after the expiration of the exercise periods that apply for the purposes of Section 422 of the Code, such Stock Option Award will thereafter be treated as a Non-Qualified Stock Option;

        (d)     if a Participant's employment or service terminates for any reason other than death, Disability, Retirement, or Cause, any Stock Option Awards held by such Participant or any permitted transferee of such Participant may thereafter be exercised by the holder, to the extent it was exercisable at the time of termination, for a period of 90 days from the date of such termination of employment or service or until the expiration of the stated term of such Stock Option Award, whichever period is the shorter; provided, however, that if the holder dies within such 90 day period, any unexercised Stock Option Award so held shall, notwithstanding the expiration of such 90 day period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option Award, whichever period is the shorter. If a Participant's employment or service is terminated for Cause, all rights under any Stock Option Award (whether vested or unvested) held by such Participant or any permitted transferee of such Participant shall expire immediately upon the giving to the Participant of notice of such termination.

        Notwithstanding anything the foregoing, in no event may a Stock Option Award be exercised after its expiration date.

        6.6:    Manner of Exercise.    A Stock Option Award may be exercised by the Participant (or, if the Stock Option Award has been duly transferred, the transferee) with respect to part or all of the shares subject to the option by giving written notice to the Company or its designee of the exercise of the option according to such procedures as the Executive Vice President, Human Resources may establish.

        6.7:    Payment of Exercise Price.    The exercise price for the shares for which an option is exercised shall be paid by the exercisor within ten (10) business days after the date of exercise and the terms of the Stock Option Award may provide that the exercise price may be paid:

        (a)     in cash;

        (b)     in whole shares of Stock owned by the exercisor prior to exercising the option;

        (c)     by having the Company withhold shares that otherwise would be delivered to the exercisor pursuant to the exercise of the option in an amount equaling in value the exercise price;

        (d)     in a combination of either cash and delivery of shares, or cash and withholding of shares; or

        (e)     by whatever other means the Committee may deem appropriate.

        The Company shall establish procedures in connection with payments pursuant to (b), (c), (d), and (e) above, to ensure that the Plan does not become subject to variable accounting by virtue of such payment methods. The value of any share of Common Stock delivered or withheld in payment of the exercise price shall be its Market Price on the date the option is exercised.

        6.8:    Limits on Incentive Stock Options.    The aggregate Market Value of all shares of Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any one calendar year, under this Plan or any other stock option plan maintained by the Company, shall not exceed $100,000. The Market Value shall be determined on the date the related Stock Option Award is granted.

Section 7: Grants of Stock.

        7.1:    Award Types.    The Committee may grant, either alone or in addition to other awards granted under the Plan, shares of Stock or Restricted Stock (hereinafter referred to as a "Stock Award") to such Participants as the Committee authorizes and under such terms as the Committee establishes. The Committee, in its discretion, may also make a cash payment to a Participant granted shares of Stock or Restricted Stock under the Plan to allow such Participant to satisfy tax obligations arising out of receipt of the Stock or Restricted Stock.

        7.2:    Vesting Periods.    A grant of Restricted Stock pursuant to this Section 7 shall be subject to a minimum vesting period of at least three (3) years, or such longer period as the Committee, in its sole discretion, may determine, provided, however, that grants of Restricted Stock to new Eligible Employees that are made as a replacement for restricted stock grants of a prior employer may be subject to a shorter vesting period as the Committee, in its sole discretion, may determine. Notwithstanding the foregoing, the Committee may grant shares of Restricted Stock with a vesting period of at least two (2) years, or such longer period as the Committee, in its sole discretion, may determine, so long as vesting is based on performance criteria.

        7.3:    Rights as a Stockholder.    The Participant shall have, with respect to Restricted Stock, all of the rights of a stockholder of the Corporation, including the right to vote the shares, except that a Participant's right to receive any dividends shall be subject to the same vesting period as the Restricted Stock to which such dividend rights relate, and shall be payable as soon as administratively practicable after the vesting thereof (but in any event by March 15 following the year in which vesting occurs).

        7.4:    Transferability.    Restricted Stock may not be sold or transferred by the Participant until any restrictions that have been established by the Committee have lapsed.

        7.5:    Forfeiture.    Upon a termination by the Participant or the Company of the Participant's employment or service for any reason during the period any restrictions are in effect, all Restricted Stock held by the Participant shall be forfeited without compensation to the Participant.

Section 8: SARs.

        8.1:    General Requirements.    The Committee may grant awards of Stock appreciation rights ("SARs") to any Participant, upon such terms and conditions as the Committee deems appropriate under this Section 8. Each SAR shall represent the right of the Participant to receive, upon settlement of the SAR, shares of Stock or cash equal to the amount by which the Market Value of a share of Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described below in Section 8.3.

        8.2:    Terms of SARs.    The Committee shall determine the terms and conditions of SARs and may grant SARs separately from or in tandem with any Stock Option Award (for all or a portion of the applicable Stock Option Award). Tandem SARs may be granted either at the time the Stock Option Award is granted or any time thereafter while the Stock Option Award remains outstanding; provided, however, that in the case of an Incentive Stock Option, SARs may be granted only at the time of the grant of the Incentive Stock Option. The Committee will determine the number of SARs to be granted, the base amount, the vesting and other restrictions applicable to SARs and the period during which SARs will remain exercisable. A Stock appreciation right award by its term shall be of no more than ten (10) years' duration.

        8.3:    Base Amount.    The Committee shall establish the base amount of the SAR at the time the SAR is granted; provided, however, that the base amount shall not be less than the Market Value of a share of Stock on the date of grant.

        8.4:    Payment With Respect to SARs.    The Committee shall determine whether the appreciation in a SAR shall be paid in the form of cash, in Stock, or in a combination of the two, in such proportion as the Committee deems appropriate. For purposes of calculating the number of shares of Stock to be received, Stock shall be valued at its Market Value on the date of exercise of the SAR. If shares of Stock are to be received upon exercise of a SAR, cash shall be delivered in lieu of any fractional share.

        8.5:    Requirement of Employment or Service.    The Committee shall determine in the award agreement under what circumstances a Participant may retain SARs after termination of the Participant's employment or service, and the circumstances under which SARs may be forfeited.

Section 9: Stock Units.

        9.1:    General Requirements.    The Committee may grant Stock Units to any Participant, upon such terms and conditions as the Committee deems appropriate under this Section 9. Each Stock Unit shall represent the right of the Participant to receive a share of Stock or an amount based on the value of a share of Stock. All Stock Units shall be credited to accounts on the Company's records for purposes of the Plan.

        9.2:    Terms of Stock Units.    The Committee may grant Stock Units that are payable if specified performance goals or other conditions are met, or under other circumstances. Stock Units may be paid at the end of a specified period, or payment may be deferred to a date authorized by the Committee. The Committee shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.

        9.3:    Payment With Respect to Stock Units.    Payment with respect to Stock Units shall be made in cash, in Stock, or in a combination of the two, as determined by the Committee, and at such times as specified in the award agreement in accordance with section 409A of the Code. The award agreement shall specify the maximum number of shares that shall be paid under the Stock Units.

        Payment with respect to Stock Units granted to a Non-Employee Director shall be made upon the earliest of:

          (i)    such date as the Committee shall determine and specify in the grant;

          (ii)   such Non-Employee Director's death, Disability, or retirement; or

          (iii)  resignation by the Non-Employee Director or the termination of such Non-Employee Director's service for reasons other than Cause.

        In the event the Non-Employee Director is terminated by the Company for Cause, the Committee may determine that Stock Units held by such Non-Employee Director shall be forfeited.

        9.4:    Requirement of Employment or Service.    The Committee shall determine in the award agreement under what circumstances a Participant may retain Stock Units after termination of the Participant's employment or service, and the circumstances under which Stock Units may be forfeited.

Section 10: Dividend Equivalents.

        When the Committee makes a grant of a Full-Value Award under the Plan, the Committee may grant Dividend Equivalents in connection with such awards, under such terms and conditions as the Committee deems appropriate under this Section 10. In no event will the Committee grant Dividend Equivalents other than in connection with a Full-Value Award. Dividend Equivalents may be paid to Participants currently or may be deferred, as determined by the Committee. All Dividend Equivalents that are not paid currently shall be credited to accounts on the Company's records for purposes of the Plan. Unless otherwise specified in the award agreement, Dividend Equivalents shall be subject to the same vesting period as the award to which they relate and shall be payable as soon as administratively practicable after the vesting thereof (but in any event by March 15 following the year in which vesting occurs). Dividend Equivalents may be accrued as a cash obligation, or may be converted to Stock Units for the Participant, as determined by the Committee. Unless otherwise specified in the award agreement, deferred Dividend Equivalents will not accrue interest. The Committee may provide that Dividend Equivalents shall be payable based on the achievement of specific performance goals.

Section 11: Performance Awards.

        11.1:    Award Types.    The Committee may grant, either alone or in addition to other awards granted under the Plan, awards of Stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, the Market Value of Stock, or other securities of the Company, based on the performance of the Company ("Performance Awards") to such Participants as the Committee authorizes and under such terms as the Committee establishes. Performance Awards may be paid in Stock, Restricted Stock or other securities of the Company, cash or any other form of property as the Committee shall determine.

        11.2:    Terms and Conditions of Awards.    Performance Awards shall entitle the Participant to receive an award if the measures of performance established by the Committee are met. The measures of performance shall be established by the Committee in its absolute discretion. The Committee shall determine the times at which Performance Awards are to be made and all conditions of such awards. Notwithstanding the foregoing, if a Participant terminates employment or service during a performance period applicable to a Performance Award because of death, Disability, or Retirement, such Participant shall be entitled to a payment with respect to each such outstanding Performance Award at the end of the applicable performance period:

        (i)      based, to the extent relevant under the terms of the award, upon the Participant's performance for the portion of such performance period ending on the date of termination and the performance of the Company or any applicable business unit for the entire performance period, and

        (ii)     prorated for the portion of the performance period during which the Participant was employed by, or provided services to, the Company, all as determined by the Committee.

        If a Participant ceases employment or service during a performance period for any other reason, then such Participant shall not be entitled to any payment with respect to any unvested Performance Award.

Section 12: Other Awards.

        The Committee may grant other awards that are cash-based or based on, measured by or payable in Stock to Participants, on such terms and conditions as the Committee deems appropriate under this Section 12. Other Awards may be granted subject to achievement of performance goals or other conditions and may be payable in Stock or cash, or in a combination of the two, as determined by the Committee in the award agreement or applicable plan.

Section 13: Qualified Performance-Based Awards.

        13.1:    Performance Awards Granted to Designated Covered Employees.    If the Committee determines that an award to be granted to a Participant who is designated by the Committee as likely to be a Covered Employee (as defined below) should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise, and/or settlement of such award (a "Qualified Performance-Based Award") shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 13. This Section 13 shall not apply to awards that otherwise qualify as "performance-based compensation" by reason of Regulation §1.162-27(e)(2)(vi) (relating to certain stock options and stock appreciation rights).

        (a)    Performance Goals Generally.    The performance goals for such Qualified Performance-Based Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each such criteria, as specified by the Committee consistent with this Section 13.1. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder (including Regulation §1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Qualified Performance-Based Awards shall be granted, exercised, and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise, and/or settlement of such Qualified Performance-Based Awards. Performance goals may differ for Qualified Performance-Based Awards granted to any one Participant or to different Participants.

        (b)    Business Criteria.    One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified Subsidiaries, divisions, or other business units of the Company (where the criteria are applicable), shall be used by the Committee in establishing performance goals for such Qualified Performance-Based Awards: (1) earnings per share; (2) revenues; (3) cash flow; (4) cash flow return on investment; (5) return on net assets, return on assets, return on investment, return on invested capital, return on equity; profitability; (6) economic value added ("EVA"); (7) operating margins or profit margins; (8) income or earnings before or after taxes; pretax earnings; pretax earnings before interest, depreciation and amortization; operating earnings; pretax operating earnings, before or after interest expense and before or after incentives, and extraordinary or special items; net income; (9) total stockholder return or stock price; (10) book value per share; (11) expense management; improvements in capital structure; working capital; costs; and (12) any of the above goals as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index or a group of comparator companies. EVA means the amount by which a business unit's earnings exceed the cost of the equity and debt capital used by the business unit during the performance period, as determined by the Committee.

Income of a business unit may be before payment of bonuses, capital charges, non-recurring or extraordinary income or expense, and general and administrative expenses for the performance period, if so specified by the Committee.

        (c)    Performance Period; Timing for Establishing Qualified Performance-Based Award Terms.    Achievement of performance goals in respect of such Qualified Performance-Based Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals, amounts payable upon achievement of such goals, and other material terms of Qualified Performance-Based Awards shall be established by the Committee (i) while the performance outcome for that performance period is substantially uncertain and (ii) no more than 90 days after the commencement of the performance period to which the performance goal relates or, if less, the number of days which is equal to 25 percent of the relevant performance period.

        (d)    Qualified Performance-Based Award Pool.    The Committee may establish a Qualified Performance-Based Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Qualified Performance-Based Awards. The amount of such Qualified Performance-Based Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 13.1(b) hereof during the given performance period, as specified by the Committee in accordance with Section 13.1(c) hereof. The Committee may specify the amount of the Qualified Performance-Based Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria. In such case, Qualified Performance-Based Awards may be granted as rights to payment of a specified portion of the Qualified Performance-Based Award pool, and such grants shall be subject to the requirements of Section 13.1(c).

        (e)    Settlement of Qualified Performance-Based Awards; Other Terms.    Settlement of such Qualified Performance-Based Awards shall be in cash, Stock, other awards, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Qualified Performance-Based Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Qualified Performance-Based Award subject to this Section 13.1. The Committee shall specify the circumstances in which such Qualified Performance-Based Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Qualified Performance-Based Awards.

        (f)    Impact Of Extraordinary Items Or Changes In Accounting.    To the extent applicable, the determination of achievement of performance goals for Qualified Performance-Based Awards shall be made in accordance with U.S. generally accepted accounting principles ("GAAP") and a manner consistent with the methods used in the Company's audited financial statements, and, unless the Committee decides otherwise within the period described in Section 13.1(c), without regard to (i) extraordinary items as determined by the Company's independent public accountants in accordance with GAAP, (ii) changes in accounting methods, or (iii) non-recurring acquisition expenses and restructuring charges. Notwithstanding the foregoing, in calculating operating earnings or operating income (including on a per share basis), the Committee may, within the period described in Section 13.1(c), provide that such calculation shall be made on the same basis as reflected in a release of the Company's earnings for a previously completed period as specified by the Committee.

        13.2:    Written Determinations.    Determinations by the Committee as to the establishment of performance goals, the amount potentially payable in respect of Qualified Performance-Based Awards, the achievement of performance goals relating to Qualified Performance-Based Awards, and the amount of any final Qualified Performance-Based Award shall be recorded in writing. Specifically, the Committee shall certify in writing, in a manner conforming to applicable regulations under Code Section 162(m), prior to settlement of each Qualified Performance-Based Award, that the performance goals and other material terms of the Qualified Performance-Based Award upon which settlement of the Qualified Performance-Based Award was conditioned have been satisfied. The Committee may not delegate any responsibility relating to such Qualified Performance-Based Awards, and the Board shall not perform such functions at any time that the Committee is composed solely of Qualified Members.

        13.3:    Status of Section 13.1 Awards under Code Section 162(m).    It is the intent of the Company that Qualified Performance-Based Awards under Section 13.1 constitute "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 13.1, 13.2 and 13.3, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term "Covered Employee" as used herein shall mean only a person designated by the Committee, at the time of grant of a Qualified Performance-Based Award, as likely to be a Covered Employee with respect to a specified fiscal year. If any provision of the Plan as in effect on the date of adoption of any agreements relating to Qualified Performance-Based Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

Section 14: Vesting on Change in Control.

        Notwithstanding anything in the Plan to the contrary, in the event of a Change in Control any time periods, conditions or contingencies relating to the exercise or realization of, or lapse of restrictions under, any outstanding award under the Plan shall be automatically accelerated or waived so that if no exercise of the award is required, the award may be realized in full at the time of the occurrence of the Change in Control or if exercise of the award is required, the award may be exercised at the occurrence of the Change in Control.

Section 15: General Provisions.

        15.1:    Assignment.    Subject to the provisions of Section 15.2, if applicable, any assignment or transfer of any awards without the written consent of the Company shall be null and void.

        15.2:    Transferability.

        (a)     Generally, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Stock received pursuant to the Plan prior to the date on which any applicable restriction or performance period established by the Committee lapses. Notwithstanding the foregoing, awards shall be transferable by the Participant:

          (i)    in the case of the Participant's death (to the extent the award, by its terms, survives the Participant's death), pursuant to the beneficiary designation then on file with the Company, or, in the absence of such a beneficiary designation (or if the designated beneficiary has pre-deceased the Participant), by will or the laws of descent and distribution (in which case the Company without liability to any other person, may rely on the directions of the executor or administrator of the Participant's estate with respect to the disposition or exercise of such awards);

          (ii)   in the Committee's discretion, the terms of an award (other than an Incentive Stock Option) may permit the Participant to transfer the award to (w) his or her spouse, children (including by adoption), stepchildren or grandchildren (referred to herein as the Participant's "Family Members"), (x) a trust or trusts for the exclusive benefit of such Family Members, (y) a partnership in which such Family Members are the only partners, or (z) such other persons or entities as the Committee may approve on a case-by-case basis; or

          (iii)  In the case of a transferee's death, to his/her estate without rights to further distribution.

        (b)     Any transfer pursuant to this Section 15.2 shall be subject to the following:

          (i)    there may be no consideration for any such transfer;

          (ii)   the award agreement pursuant to which such award is granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 15.2; and

          (iii)  subsequent transfers of transferred awards shall be prohibited except those in accordance with this Section 15.2.

        (c)     Following transfer, any transferred award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Unless otherwise provided herein, the events of death, Disability, Retirement and termination of employment or service with respect to an outstanding award shall be in relation to the original grantee Participant notwithstanding an earlier transfer of the award.

        15.3:    Unfunded Status of Awards; Creation of Trusts.    The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an award, nothing contained in the Plan or any award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Stock, other awards, or other consideration pursuant to any award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines.

        15.4:    No Right to Employment.    Participation in this Plan shall not affect the Company's right to discharge a Participant. Unless otherwise specified in the applicable award agreement, (i) an approved leave of absence shall not be considered a termination of employment or service for purposes of an award under the Plan, and (ii) any Participant who is employed by or performs services for a Subsidiary shall be considered to have terminated employment or service for purposes of an award under the Plan if such Subsidiary is sold or no longer qualifies as a Subsidiary of the Company, unless such Participant remains employed by the Company or another Subsidiary.

        15.5:    Cancellation and Rescission of Awards.

        (a)     The Committee shall have the discretion with respect to any award granted under this Plan to establish upon its grant conditions under which: (i) the award may be later forfeited, cancelled, rescinded, suspended, withheld or otherwise limited or restricted; or (ii) gains realized by the grantee in connection with an award or an award's exercise may be recovered; provided that such conditions and their consequences are: (A) clearly set forth in the award agreement or other grant document; and (B) fully comply with applicable laws. These conditions may include, without limitation, actions by the Participant which constitute a conflict of interest with the Company, violate the Company's Code of Business Conduct, are prejudicial to the Company's interests, or are in violation of any non-compete agreement or obligation, any confidentiality agreement or obligation, the Company's applicable policies or the Participant's terms and conditions of employment.

        (b)     The Committee may require, upon exercise, vesting, payment or delivery pursuant to an award, that the Participant certify in a manner acceptable to the

Company that he or she is in compliance with the terms and conditions of the award agreement.

        15.6:    Nonexclusivity of the Plan.    Neither the adoption of the Plan by the Board nor the submission of the Plan or of any amendment to shareholders for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including the granting of awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

        15.7:    Successors and Assigns.    The Plan and award agreements may be assigned by the Company to any successor to the Company's business. The Plan and any applicable award agreement shall be binding on all successors and assigns of the Company and a Participant, including any permitted transferee of a Participant, the beneficiary or estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

        15.8:    Taxes.    The Company is authorized to withhold from any delivery of shares of Stock in connection with an award, any other payment relating to an award, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any award. This authority shall include authority to withhold or receive shares of Stock or other consideration and to make cash payments in respect thereof in satisfaction of withholding tax obligations. To enable the Company to meet any applicable federal, state or local withholding tax requirements arising as a result of the grant, vesting, or exercise of an award, the Participant (or the Participant's estate) shall pay the Company the amount of tax to be withheld or may elect to satisfy such obligation:

        (a)     by having the Company withhold shares of Stock that otherwise would be delivered to the Participant pursuant to the granting, payment, vesting, or exercise of an award (as the case may be), for which the tax is being withheld;

        (b)     by delivering to the Company other shares of Stock owned by the Participant prior to the granting, payment, vesting, or exercise of an award (as the case may be); or

        (c)     by making a payment to the Company consisting of a combination of cash and shares of Stock.

        Such an election shall be made prior to the date to be used to determine the tax to be withheld. The value of any share of Stock to be withheld by the Company or delivered to the Company pursuant to this Section 15.8 shall be the Market Price on the date used to determine the amount of tax to be withheld.

        15.9:    Compliance with Laws and Obligations.    The Company shall not be obligated to issue or deliver shares of Stock in connection with any award or take any other action under the Plan in a transaction subject to the registration requirements of any applicable securities law, any requirement under any listing agreement between the Company and any securities exchange or automated quotation system, or any other law, regulation, or contractual obligation of the Company, until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing shares of Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations, and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

        15.10:    No Right to Awards; No Shareholder Rights.    No Participant or other person shall have any claim to be granted any award under the Plan, and there is no obligation for uniformity of treatment of Participants, employees, consultants, or directors. No award shall confer on any Participant any of the rights of a shareholder of the Company unless and until shares of Stock are duly issued or transferred and delivered to the Participant in accordance with the terms of the award.

        15.11:    Severability of Provisions.    If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

Section 16: Amendment, Suspension, or Termination.

        16.1:  The Board may suspend, terminate, or amend the Plan, including, but not limited to, such amendments as may be necessary or desirable resulting from changes in the federal income tax laws and other applicable laws, but may not, without the affirmative vote of a majority of all votes duly cast on the matter at a meeting of the stockholders of the Company (provided that the total votes cast on the matter represent over 50% of the shares entitled to vote on the matter) (a) increase the total number of shares of Stock that may be optioned or granted under this Plan; (b) amend Section 6.3 with respect to re-pricing of Stock Option Awards or (c) amend the Plan in any manner that would require stockholder approval under applicable law.

        16.2:  It is the Company's intent that the Plan comply in all respects with Rule 16b-3 under the Exchange Act and any related regulations. In addition, it is the intent of the Company that the Plan and applicable awards under the Plan comply with the applicable provisions of sections 162(m), 422, and 409A of the Code. If any provision of this Plan is later found not to be in compliance with Rule 16b-3 under the Exchange Act or the applicable provisions of sections 162(m), 422, and 409A of the Code and regulations thereunder, the provisions shall be deemed null and void. To the extent that any legal requirement of section 16 of the Exchange Act or sections 162(m), 422, or 409A of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or sections 162(m), 422, or 409A of the Code, that Plan provision shall cease to apply. The Committee may revoke any award if it is contrary to law or modify an award to bring it into compliance with any valid and mandatory government regulation. All grants to, and exercises of options by Executive Officers under this Plan shall be executed in accordance with the requirements of Section 16 of the Exchange Act and regulations promulgated thereunder.

Section 17: Governing Law.

        The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Connecticut and applicable federal law.

Section 18: Effective Date and Duration of the Plan.

        This Plan shall be effective as of April 27, 2006. No award shall be granted under this Plan on or after April 26, 2016.

CHEMTURA CORPORATION	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.		THE BOARD OF DIRECTORS RECOMENDS A VOTE FOR PROPOSAL 2. 2. Approval of a proposal to amend the Company's Amended and Restated Certificate of Incorporation to declassify the Board of Directors.	FOR	AGAINST	ABSTAIN
			☐	☐	☐
1. Election of Directors: James W. Crownover, Roger L. Headrick, Leo I. Higdon, Jr. and Jay D. Proops		THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3.
to serve as Class III directors for a term expiring in 2009.			FOR	AGAINST	ABSTAIN
FOR ALL NOMINEES	WITHHOLD AUTHORITY	3. Approval of the 2006 Chemtura Corporation Long-Term Incentive Plan. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 4.	☐	☐	☐
with exceptions noted	FOR ALL NOMINEES
☐	☐
(To withhold authority to vote for any individual nominee, write that
nominee’s name in the space provided below.)			FOR	AGAINST	ABSTAIN
		4. Approval of the selection by the Board of KPMG LLP as independent auditor for 2006.	☐	☐	☐

Choose MLinkSM  for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Signature	Signature	Date

NOTE: Signature should agree with name stenciled hereon. When signing as executor, administrator, trustee, or attorney, please give full title as such. For joint accounts or co-fiduciaries, all joint owners or co-fiduciaries should sign.

^  FOLD AND DETACH HERE  ^

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/cem	OR	Telephone 1-866-540-5760	OR	Mail Mark, sign and date
Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.		Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.		your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

CHEMTURA CORPORATION
PROXY SOLICITED BY THE BOARD OF DIRECTORS

For Annual Meeting on April 27, 2006, at Sheraton Stamford Hotel,
2701 Summer Street, Stamford, Connecticut, 11:15 A.M.

The undersigned appoints ROBERT L. WOOD, LYNN A. SCHEFSKY and BARRY J. SHAINMAN or each of them, with power of substitution, proxy and attorney for the undersigned to vote all shares of stock of Crompton Corporation that the undersigned is entitled to vote at the Annual Meeting of the Stockholders of said Corporation to be held on Thursday, April 27, 2006, at 11:15 a.m. and any adjournments thereof, with all powers the undersigned would have if present, upon the proposals set forth on the reverse side and in their discretion on all matters properly coming before the meeting, including those described in the Notice and Proxy Statement thereof, receipt of which is acknowledged.

This Proxy will be voted as directed, or where no direction is given, will be voted “FOR”  Proposals Nos. 1,2,3 and 4. If any nominee for the Board of Directors named in the Proxy Statement is  unavailable to serve,this Proxy will be voted for such substitute nominee as may be recommended by the  Board of Directors. The Board of Directors is not aware of other matters to come before the meeting.

CONTINUED, AND TO BE VOTED, SIGNED AND DATED ON THE REVERSE SIDE

Address Change/Comments (Mark the corresponding box on the reverse side)

^  FOLD AND DETACH HERE  ^

QuickLinks

REPORT OF THE AUDIT COMMITTEE
Summary Compensation Table
Option Grants In Last Fiscal Year(1)
Aggregated Option Exercises in Last Fiscal Year And Fiscal Year-End Option Values
2006 CHEMTURA CORPORATION LONG-TERM INCENTIVE PLAN (effective April 27, 2006, subject to stockholder approval)